EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2-3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Core Net Interest Income	7
Reconciliation from Reported to Managed Summary	8

Business Detail
Line of Business Financial Highlights - Managed Basis	9
Consumer & Community Banking	10-11
Consumer & Business Banking	12
Mortgage Banking	13-16
Card, Merchant Services & Auto	17-18
Corporate & Investment Bank	19-22
Commercial Banking	23-24
Asset Management	25-29
Corporate/Private Equity	30-31
Credit-Related Information	32-37
Market Risk-Related Information	38
Supplemental Detail
Capital and Other Selected Balance Sheet Items	39
Mortgage Repurchase Liability	40
Per Share-Related Information	41
Non-GAAP Financial Measures	42
Glossary of Terms	43-47

Memo: Business Segment Reorganization Summary	48-49

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q12 Change					2012 Change
SELECTED INCOME STATEMENT DATA	4Q12		3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012		2011	2011
Reported Basis
Total net revenue	$23,653		$25,146	$22,180	$26,052	$21,471	(6)%	10%	$97,031		$97,234	-%
Total noninterest expense	16,047		15,371	14,966	18,345	14,540	4	10	64,729		62,911	3
Pre-provision profit	7,606		9,775	7,214	7,707	6,931	(22)	10	32,302		34,323	(6)
Provision for credit losses	656		1,789	214	726	2,184	(63)	(70)	3,385		7,574	(55)
NET INCOME	5,692		5,708	4,960	4,924	3,728	-	53	21,284		18,976	12

Managed Basis (a)
Total net revenue	24,378		25,863	22,892	26,757	22,198	(6)	10	99,890		99,767	-
Total noninterest expense	16,047		15,371	14,966	18,345	14,540	4	10	64,729		62,911	3
Pre-provision profit	8,331		10,492	7,926	8,412	7,658	(21)	9	35,161		36,856	(5)
Provision for credit losses	656		1,789	214	726	2,184	(63)	(70)	3,385		7,574	(55)
NET INCOME	5,692		5,708	4,960	4,924	3,728	-	53	21,284		18,976	12

PER COMMON SHARE DATA
Basic earnings	1.40		1.41	1.22	1.20	0.90	(1)	56	5.22		4.50	16
Diluted earnings	1.39		1.40	1.21	1.19	0.90	(1)	54	5.20		4.48	16

Cash dividends declared	0.30		0.30	0.30	0.30	0.25	-	20	1.20		1.00	20
Book value	51.27		50.17	48.40	47.48	46.59	2	10	51.27		46.59	10
Tangible book value (b)	38.75		37.53	35.71	34.79	33.69	3	15	38.75		33.69	15

Closing share price (c)	43.97		40.48	35.73	45.98	33.25	9	32	43.97		33.25	32
Market capitalization	167,260		153,806	135,661	175,737	125,442	9	33	167,260		125,442	33

COMMON SHARES OUTSTANDING
Average: Basic	3,806.7		3,803.3	3,808.9	3,818.8	3,801.9	-	-	3,809.4		3,900.4	(2)
Diluted	3,820.9		3,813.9	3,820.5	3,833.4	3,811.7	-	-	3,822.2		3,920.3	(3)
Common shares at period-end	3,804.0		3,799.6	3,796.8	3,822.0	3,772.7	-	1	3,804.0		3,772.7	1

FINANCIAL RATIOS (d)
Return on common equity ("ROE")	11%		12%	11%	11%	8%			11%		11%
Return on tangible common equity ("ROTCE") (b)	15		16	15	15	11			15		15
Return on assets ("ROA")	0.98		1.01	0.88	0.88	0.65			0.94		0.86
Return on risk-weighted assets (e)	1.76	(g)	1.74	1.52	1.57	1.21			1.65	(g)	1.58

CAPITAL RATIOS (based on Basel I)
Tier 1 capital ratio	12.6	(g)	11.9	11.3	11.9	12.3			12.6	(g)	12.3
Total capital ratio	15.3	(g)	14.7	14.0	14.9	15.4			15.3	(g)	15.4
Tier 1 common capital ratio (f)	11.0	(g)	10.4	9.9	9.8	10.1			11.0	(g)	10.1

(a) For further discussion of managed basis, see Reconciliation from Reported to Managed Summary on page 8.
(b) Tangible book value per share and ROTCE are non-GAAP financial measures. Tangible book value per share represents the Firm's tangible common equity divided by period-end common shares. ROTCE measures the Firm's annualized earnings as a percentage of tangible common equity. For further discussion, see page 42.
(c) Share prices shown for JPMorgan Chase's common stock are from the New York Stock Exchange. JPMorgan Chase's common stock is also listed and traded on the London Stock Exchange and the Tokyo Stock Exchange.
(d) Ratios are based upon annualized amounts.
(e) Return on Basel I risk-weighted assets is the annualized earnings of the Firm divided by its average risk-weighted assets.
(f) Basel I Tier 1 common capital ratio (“Tier 1 common ratio”) is Tier 1 common capital (“Tier 1 common”) divided by risk-weighted assets. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. For further discussion of the Tier 1 common capital ratio, see page 42.
(g) Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,359,141	$2,321,284	$2,290,146	$2,320,164	$2,265,792	2%	4%	$2,359,141	$2,265,792	4%
Consumer, excluding credit card loans	292,620	295,079	300,046	304,770	308,427	(1)	(5)	292,620	308,427	(5)
Credit card loans	127,993	124,537	124,705	125,331	132,277	3	(3)	127,993	132,277	(3)
Wholesale loans	313,183	302,331	302,820	290,866	283,016	4	11	313,183	283,016	11
Total Loans	733,796	721,947	727,571	720,967	723,720	2	1	733,796	723,720	1
Deposits	1,193,593	1,139,611	1,115,886	1,128,512	1,127,806	5	6	1,193,593	1,127,806	6
Common stockholders' equity	195,011	190,635	183,772	181,469	175,773	2	11	195,011	175,773	11
Total stockholders' equity	204,069	199,693	191,572	189,269	183,573	2	11	204,069	183,573	11

Deposits-to-loans ratio	163%	158%	153%	157%	156%			163%	156%

Headcount	258,965	259,547	262,882	261,453	260,157	-	-	258,965	260,157	-

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$2,014	$2,366	$3,295	$2,936	$1,574	(15)	28	$10,611	$6,202	71
Corporate & Investment Bank	2,005	1,992	2,376	2,033	976	1	105	8,406	7,993	5
Commercial Banking	692	690	673	591	643	-	8	2,646	2,367	12
Asset Management	483	443	391	386	302	9	60	1,703	1,592	7
Corporate/Private Equity	498	217	(1,775)	(1,022)	233	129	114	(2,082)	822	NM
NET INCOME	$5,692	$5,708	$4,960	$4,924	$3,728	-	53	$21,284	$18,976	12

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)
	QUARTERLY TRENDS									FULL YEAR
								4Q12 Change					2012 Change
REVENUE	4Q12		3Q12	2Q12	1Q12	4Q11		3Q12	4Q11	2012		2011	2011
Investment banking fees	$1,727		$1,443	$1,257	$1,381	$1,133		20%	52%	$5,808		$5,911	(2)%
Principal transactions	1,194		2,047	(427)	2,722	750		(42)	59	5,536		10,005	(45)
Lending- and deposit-related fees	1,571		1,562	1,546	1,517	1,620		1	(3)	6,196		6,458	(4)
Asset management, administration and commissions	3,679		3,336	3,461	3,392	3,337		10	10	13,868		14,094	(2)
Securities gains	102		458	1,014	536	47		(78)	117	2,110		1,593	32
Mortgage fees and related income	2,035		2,377	2,265	2,010	725		(14)	181	8,687		2,721	219
Card income	1,502		1,428	1,412	1,316	1,359		5	11	5,658		6,158	(8)
Other income	721		1,519	506	1,512	369		(53)	95	4,258		2,605	63
Noninterest revenue	12,531		14,170	11,034	14,386	9,340		(12)	34	52,121		49,545	5
Interest income	13,634		13,629	14,099	14,701	15,054		-	(9)	56,063		61,293	(9)
Interest expense	2,512		2,653	2,953	3,035	2,923		(5)	(14)	11,153		13,604	(18)
Net interest income	11,122		10,976	11,146	11,666	12,131		1	(8)	44,910		47,689	(6)
TOTAL NET REVENUE	23,653		25,146	22,180	26,052	21,471		(6)	10	97,031		97,234	-

Provision for credit losses	656		1,789	214	726	2,184		(63)	(70)	3,385		7,574	(55)

NONINTEREST EXPENSE
Compensation expense	7,042		7,503	7,427	8,613	6,297		(6)	12	30,585		29,037	5
Occupancy expense	911		973	1,080	961	1,047		(6)	(13)	3,925		3,895	1
Technology, communications and equipment expense	1,359		1,312	1,282	1,271	1,282		4	6	5,224		4,947	6
Professional and outside services	2,018		1,759	1,857	1,795	2,021		15	-	7,429		7,482	(1)
Marketing	648		607	642	680	814		7	(20)	2,577		3,143	(18)
Other expense (a)	3,678		3,035	2,487	4,832	2,872		21	28	14,032		13,559	3
Amortization of intangibles	391		182	191	193	207		115	89	957		848	13
TOTAL NONINTEREST EXPENSE	16,047		15,371	14,966	18,345	14,540		4	10	64,729		62,911	3
Income before income tax expense	6,950		7,986	7,000	6,981	4,747		(13)	46	28,917		26,749	8
Income tax expense	1,258		2,278	2,040	2,057	1,019		(45)	23	7,633		7,773	(2)
NET INCOME	$5,692		$5,708	$4,960	$4,924	$3,728		-	53	$21,284		$18,976	12

PER COMMON SHARE DATA
Basic earnings	1.40		1.41	1.22	1.20	0.90		(1)	56	5.22		4.50	16
Diluted earnings	1.39		1.40	1.21	1.19	0.90		(1)	54	5.20		4.48	16

FINANCIAL RATIOS
Return on common equity (b)	11%		12%	11%	11%	8%				11%		11%
Return on tangible common equity (b)(c)	15		16	15	15	11				15		15
Return on assets (b)	0.98		1.01	0.88	0.88	0.65				0.94		0.86
Return on risk-weighted assets (b)(c)	1.76	(d)	1.74	1.52	1.57	1.21				1.65	(d)	1.58
Effective income tax rate	18	(e)	29	29	29	21	(f)			26		29
Overhead ratio	68		61	67	70	68				67		65

(a)
Included litigation expense of $1.2 billion, $0.8 billion, $0.3 billion, $2.7 billion and $0.6 billion for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, and $5.0 billion and $4.9 billion for full year 2012 and 2011, respectively.

(b)	Ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE and return on Basel I risk-weighted assets, see pages 2 and 42.

(d)	Estimated.

(e)
Reflects changes in the proportion of pretax income subject to U.S. federal and state and local taxes, higher tax benefits associated with tax audits, higher tax benefits from tax-advantaged investments, and other year-end tax adjustments.

(f)	Reflects lower reported pretax income and changes in the proportion of income subject to U.S. federal and state and local taxes, as well as tax benefits associated with state and local income taxes.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						December 31, 2012
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2012	2012	2012	2012	2011	2012	2011
ASSETS
Cash and due from banks	$53,723	$53,343	$44,866	$55,383	$59,602	1%	(10)%
Deposits with banks	121,814	104,344	130,383	115,028	85,279	17	43
Federal funds sold and securities purchased under
resale agreements	296,296	281,991	255,188	240,484	235,314	5	26
Securities borrowed	119,017	133,526	138,209	135,650	142,462	(11)	(16)
Trading assets:
Debt and equity instruments	375,045	367,090	331,781	370,623	351,486	2	7
Derivative receivables	74,983	79,963	85,543	85,010	92,477	(6)	(19)
Securities	371,152	365,901	354,595	381,742	364,793	1	2
Loans	733,796	721,947	727,571	720,967	723,720	2	1
Less: Allowance for loan losses	21,936	22,824	23,791	25,871	27,609	(4)	(21)
Loans, net of allowance for loan losses	711,860	699,123	703,780	695,096	696,111	2	2
Accrued interest and accounts receivable	60,933	62,989	67,939	64,833	61,478	(3)	(1)
Premises and equipment	14,519	14,271	14,206	14,213	14,041	2	3
Goodwill	48,175	48,178	48,131	48,208	48,188	-	-
Mortgage servicing rights	7,614	7,080	7,118	8,039	7,223	8	5
Other intangible assets	2,235	2,641	2,813	3,029	3,207	(15)	(30)
Other assets	101,775	100,844	105,594	102,826	104,131	1	(2)
TOTAL ASSETS	$2,359,141	$2,321,284	$2,290,146	$2,320,164	$2,265,792	2	4

LIABILITIES
Deposits	$1,193,593	$1,139,611	$1,115,886	$1,128,512	$1,127,806	5	6
Federal funds purchased and securities loaned or sold
under repurchase agreements	240,103	257,218	261,657	250,483	213,532	(7)	12
Commercial paper	55,367	55,474	50,563	50,577	51,631	-	7
Other borrowed funds	26,636	22,255	21,689	27,298	21,908	20	22
Trading liabilities:
Debt and equity instruments	61,262	71,471	70,812	71,529	66,718	(14)	(8)
Derivative payables	70,656	73,462	76,249	74,767	74,977	(4)	(6)
Accounts payable and other liabilities	195,240	203,042	207,126	204,148	202,895	(4)	(4)
Beneficial interests issued by consolidated VIEs	63,191	57,918	55,053	67,750	65,977	9	(4)
Long-term debt	249,024	241,140	239,539	255,831	256,775	3	(3)
TOTAL LIABILITIES	2,155,072	2,121,591	2,098,574	2,130,895	2,082,219	2	3

STOCKHOLDERS' EQUITY
Preferred stock	9,058	9,058	7,800	7,800	7,800	-	16
Common stock	4,105	4,105	4,105	4,105	4,105	-	-
Capital surplus	94,604	94,431	94,201	94,070	95,602	-	(1)
Retained earnings	104,223	99,888	95,518	91,888	88,315	4	18
Accumulated other comprehensive income	4,102	4,426	2,272	2,645	944	(7)	335
Shares held in RSU Trust, at cost	(21)	(38)	(38)	(38)	(38)	45	45
Treasury stock, at cost	(12,002)	(12,177)	(12,286)	(11,201)	(13,155)	1	9
TOTAL STOCKHOLDERS' EQUITY	204,069	199,693	191,572	189,269	183,573	2	11
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,359,141	$2,321,284	$2,290,146	$2,320,164	$2,265,792	2	4

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
AVERAGE BALANCES	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
ASSETS
Deposits with banks	$124,832	$126,605	$111,441	$110,817	$89,145	(1)%	40%	$118,463	$79,783	48%
Federal funds sold and securities purchased under
resale agreements	252,529	233,576	242,184	230,444	230,494	8	10	239,703	211,800	13
Securities borrowed	128,329	134,980	129,390	133,080	143,745	(5)	(11)	131,446	128,777	2
Trading assets - debt instruments	244,346	228,120	235,990	228,397	241,645	7	1	234,224	264,941	(12)
Securities	365,883	351,733	366,130	369,273	358,698	4	2	363,230	337,894	7
Loans	725,610	723,077	725,252	715,553	706,856	-	3	722,384	693,523	4
Other assets (a)	33,004	31,689	33,240	33,949	37,343	4	(12)	32,967	44,637	(26)
Total interest-earning assets	1,874,533	1,829,780	1,843,627	1,821,513	1,807,926	2	4	1,842,417	1,761,355	5
Trading assets - equity instruments	119,598	103,279	110,718	126,938	116,720	16	2	115,113	128,949	(11)
Trading assets - derivative receivables	77,974	85,303	89,345	90,446	94,925	(9)	(18)	85,744	90,003	(5)
All other noninterest-earning assets	238,684	233,395	222,606	219,979	243,578	2	(2)	228,707	217,891	5
TOTAL ASSETS	$2,310,789	$2,251,757	$2,266,296	$2,258,876	$2,263,149	3	2	$2,271,981	$2,198,198	3
LIABILITIES
Interest-bearing deposits	$758,645	$742,570	$744,103	$759,084	$759,422	2	-	$751,098	$733,683	2
Federal funds purchased and securities loaned or
sold under repurchase agreements	260,415	251,071	249,186	233,415	230,355	4	13	248,561	256,283	(3)
Commercial paper	53,401	52,523	48,791	48,359	44,930	2	19	50,780	42,653	19
Trading liabilities - debt, short-term and other liabilities (b)	181,089	189,981	203,348	199,588	204,161	(5)	(11)	193,459	206,531	(6)
Beneficial interests issued by consolidated VIEs	58,973	56,609	60,046	65,360	65,322	4	(10)	60,234	68,523	(12)
Long-term debt	245,343	231,723	250,494	255,246	269,542	6	(9)	245,662	272,985	(10)
Total interest-bearing liabilities	1,557,866	1,524,477	1,555,968	1,561,052	1,573,732	2	(1)	1,549,794	1,580,658	(2)
Noninterest-bearing deposits	374,893	355,478	349,143	339,398	337,618	5	11	354,785	278,307	27
Trading liabilities - equity instruments	14,264	16,244	12,096	14,060	8,188	(12)	74	14,172	5,316	167
Trading liabilities - derivative payables	72,049	77,851	78,704	76,069	72,965	(7)	(1)	76,162	71,539	6
All other noninterest-bearing liabilities	90,684	82,839	81,564	82,786	87,804	9	3	84,480	81,312	4
TOTAL LIABILITIES	2,109,756	2,056,889	2,077,475	2,073,365	2,080,307	3	1	2,079,393	2,017,132	3
Preferred stock	9,058	8,278	7,800	7,800	7,800	9	16	8,236	7,800	6
Common stockholders' equity	191,975	186,590	181,021	177,711	175,042	3	10	184,352	173,266	6
TOTAL STOCKHOLDERS' EQUITY	201,033	194,868	188,821	185,511	182,842	3	10	192,588	181,066	6
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,310,789	$2,251,757	$2,266,296	$2,258,876	$2,263,149	3	2	$2,271,981	$2,198,198	3

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.43%	0.41%	0.49%	0.55%	0.75%			0.47%	0.75%
Federal funds sold and securities purchased under
resale agreements	0.91	0.97	1.07	1.14	1.19			1.02	1.19
Securities borrowed (d)	(0.03)	(0.05)	(0.04)	0.11	0.04			—	0.09
Trading assets - debt instruments	3.81	3.81	3.96	4.30	4.22			3.96	4.27
Securities	2.04	2.11	2.42	2.60	2.57			2.29	2.80
Loans	4.83	4.98	4.96	5.14	5.22			4.98	5.37
Other assets (a)	1.01	0.55	0.74	0.83	1.51			0.79	1.36
Total interest-earning assets	2.93	3.01	3.12	3.28	3.34			3.08	3.51

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.30	0.34	0.40	0.38	0.43			0.35	0.53
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.22	0.22	0.26	0.15	0.18			0.22	0.21
Commercial paper	0.19	0.19	0.18	0.15	0.13			0.18	0.17
Trading liabilities - debt, short-term and other liabilities (b)(d)	0.63	0.50	0.66	0.61	0.67			0.60	1.10
Beneficial interests issued by consolidated VIEs	0.98	1.09	1.10	1.12	1.06			1.08	1.12
Long-term debt	2.17	2.51	2.47	2.71	2.15			2.47	2.24
Total interest-bearing liabilities	0.64	0.69	0.76	0.78	0.74			0.72	0.86

INTEREST RATE SPREAD	2.29%	2.32%	2.36%	2.50%	2.60%			2.36%	2.65%
NET YIELD ON INTEREST-EARNING ASSETS	2.40%	2.43%	2.47%	2.61%	2.70%			2.48%	2.74%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield on securities borrowed was the result of increased client-driven demand for certain securities combined with the impact of low interest rates; the offset of this matched book activity is reflected as lower net interest expense reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
CORE NET INTEREST INCOME
(in millions, except rates)

In addition to reviewing JPMorgan Chase's net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset-liability management) and deposit-raising activities, excluding the impact of CIB's market-based activities. The core data presented below are non-GAAP financial measures due to the exclusion of CIB's market-based net interest income and the related assets. For a further discussion of these measures, see Explanation and Reconciliation of the Firm's Use of Non-GAAP Financial Measures on pages 76-78 of JPMorgan Chase's 2011 Annual Report.

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
CORE NET INTEREST INCOME DATA (a)
Net interest income - managed basis (b)(c)	$11,299	$11,176	$11,341	$11,837	$12,288	1%	(8)%	$45,653	$48,219	(5)%
Impact of market-based net interest income	1,487	1,386	1,345	1,569	1,800	7	(17)	5,787	7,329	(21)
Core net interest income (b)	$9,812	$9,790	$9,996	$10,268	$10,488	-	(6)	$39,866	$40,890	(3)

Average interest-earning assets	$1,874,533	$1,829,780	$1,843,627	$1,821,513	$1,807,926	2	4	$1,842,417	$1,761,355	5
Impact of market-based earning assets	503,825	497,469	505,282	490,750	502,312	1	-	499,339	519,655	(4)
Core average interest-earning assets	$1,370,708	$1,332,311	$1,338,345	$1,330,763	$1,305,614	3	5	$1,343,078	$1,241,700	8

Net interest yield on interest-earning assets -
managed basis	2.40%	2.43%	2.47%	2.61%	2.70%			2.48%	2.74%
Net interest yield on market-based activity	1.17	1.11	1.07	1.29	1.42			1.16	1.41
Core net interest yield on average interest-earning assets	2.85	2.92	3.00	3.10	3.19			2.97	3.29

(a)
Includes core lending, investing and deposit-raising activities on a managed basis across Consumer & Community Banking, Corporate & Investment Bank, Commercial Banking, Asset Management, Corporate/Private Equity; and excludes the market-based activities within the Corporate & Investment Bank.

(b)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(c)	For a reconciliation of net interest income on a reported and managed basis, see Reconciliation from Reported to Managed Summary on page 8.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions, except ratios)
The Firm prepares its consolidated financial statements using accounting principles generally accepted in the U.S. ("U.S. GAAP"). That presentation, which is referred to as "reported” basis, provides the reader with an understanding of the Firm's results that can be tracked consistently from year to year and enables a comparison of the Firm's performance with other companies' U.S. GAAP financial statements. In addition to analyzing the Firm's results on a reported basis, management reviews the Firm's results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 42.
The following summary table provides a reconciliation from the Firm's reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
OTHER INCOME
Other income - reported	$721	$1,519	$506	$1,512	$369	(53)%	95%	$4,258	$2,605	63%
Fully taxable-equivalent ("FTE") adjustments (a)	548	517	517	534	570	6	(4)	2,116	2,003	6
Other income - managed	$1,269	$2,036	$1,023	$2,046	$939	(38)	35	$6,374	$4,608	38

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$12,531	$14,170	$11,034	$14,386	$9,340	(12)	34	$52,121	$49,545	5
Fully taxable-equivalent adjustments (a)	548	517	517	534	570	6	(4)	2,116	2,003	6
Total noninterest revenue - managed	$13,079	$14,687	$11,551	$14,920	$9,910	(11)	32	$54,237	$51,548	5

NET INTEREST INCOME
Net interest income - reported	$11,122	$10,976	$11,146	$11,666	$12,131	1	(8)	$44,910	$47,689	(6)
Fully taxable-equivalent adjustments (a)	177	200	195	171	157	(12)	13	743	530	40
Net interest income - managed	$11,299	$11,176	$11,341	$11,837	$12,288	1	(8)	$45,653	$48,219	(5)

TOTAL NET REVENUE
Total net revenue - reported	$23,653	$25,146	$22,180	$26,052	$21,471	(6)	10	$97,031	$97,234	-
Fully taxable-equivalent adjustments (a)	725	717	712	705	727	1	-	2,859	2,533	13
Total net revenue - managed	$24,378	$25,863	$22,892	$26,757	$22,198	(6)	10	$99,890	$99,767	-

PRE-PROVISION PROFIT
Pre-provision profit - reported	$7,606	$9,775	$7,214	$7,707	$6,931	(22)	10	$32,302	$34,323	(6)
Fully taxable-equivalent adjustments (a)	725	717	712	705	727	1	-	2,859	2,533	13
Pre-provision profit - managed	$8,331	$10,492	$7,926	$8,412	$7,658	(21)	9	$35,161	$36,856	(5)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$6,950	$7,986	$7,000	$6,981	$4,747	(13)	46	$28,917	$26,749	8
Fully taxable-equivalent adjustments (a)	725	717	712	705	727	1	-	2,859	2,533	13
Income before income tax expense - managed	$7,675	$8,703	$7,712	$7,686	$5,474	(12)	40	$31,776	$29,282	9

INCOME TAX EXPENSE
Income tax expense - reported	$1,258	$2,278	$2,040	$2,057	$1,019	(45)	23	$7,633	$7,773	(2)
Fully taxable-equivalent adjustments (a)	725	717	712	705	727	1	-	2,859	2,533	13
Income tax expense - managed	$1,983	$2,995	$2,752	$2,762	$1,746	(34)	14	$10,492	$10,306	2

OVERHEAD RATIO
Overhead ratio - reported	68%	61%	67%	70%	68%			67%	65%
Overhead ratio - managed	66	59	65	69	66			65	63

(a)	Predominantly recognized in the Corporate & Investment Bank and Commercial Banking business segments and Corporate/Private Equity.

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
TOTAL NET REVENUE (fully taxable-equivalent ("FTE"))
Consumer & Community Banking	$12,378	$12,738	$12,466	$12,363	$11,209	(3)%	10%	$49,945	$45,687	9%
Corporate & Investment Bank	7,642	8,360	8,986	9,338	6,320	(9)	21	34,326	33,984	1
Commercial Banking	1,745	1,732	1,691	1,657	1,687	1	3	6,825	6,418	6
Asset Management	2,753	2,459	2,364	2,370	2,284	12	21	9,946	9,543	4
Corporate/Private Equity	(140)	574	(2,615)	1,029	698	NM	NM	(1,152)	4,135	NM
TOTAL NET REVENUE	$24,378	$25,863	$22,892	$26,757	$22,198	(6)	10	$99,890	$99,767	-

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$7,966	$6,954	$6,832	$7,038	$6,763	15	18	$28,790	$27,544	5
Corporate & Investment Bank	4,996	5,350	5,293	6,211	4,532	(7)	10	21,850	21,979	(1)
Commercial Banking	599	601	591	598	579	-	3	2,389	2,278	5
Asset Management	1,943	1,731	1,701	1,729	1,752	12	11	7,104	7,002	1
Corporate/Private Equity	543	735	549	2,769	914	(26)	(41)	4,596	4,108	12
TOTAL NONINTEREST EXPENSE	$16,047	$15,371	$14,966	$18,345	$14,540	4	10	$64,729	$62,911	3

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,412	$5,784	$5,634	$5,325	$4,446	(24)	(1)	$21,155	$18,143	17
Corporate & Investment Bank	2,646	3,010	3,693	3,127	1,788	(12)	48	12,476	12,005	4
Commercial Banking	1,146	1,131	1,100	1,059	1,108	1	3	4,436	4,140	7
Asset Management	810	728	663	641	532	11	52	2,842	2,541	12
Corporate/Private Equity	(683)	(161)	(3,164)	(1,740)	(216)	(324)	(216)	(5,748)	27	NM
PRE-PROVISION PROFIT	$8,331	$10,492	$7,926	$8,412	$7,658	(21)	9	$35,161	$36,856	(5)

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,091	$1,862	$179	$642	$1,839	(41)	(41)	$3,774	$7,620	(50)
Corporate & Investment Bank	(445)	(60)	29	(3)	291	NM	NM	(479)	(285)	(68)
Commercial Banking	(3)	(16)	(17)	77	40	81	NM	41	208	(80)
Asset Management	19	14	34	19	24	36	(21)	86	67	28
Corporate/Private Equity	(6)	(11)	(11)	(9)	(10)	45	40	(37)	(36)	(3)
PROVISION FOR CREDIT LOSSES	$656	$1,789	$214	$726	$2,184	(63)	(70)	$3,385	$7,574	(55)

NET INCOME/(LOSS)
Consumer & Community Banking	$2,014	$2,366	$3,295	$2,936	$1,574	(15)	28	$10,611	$6,202	71
Corporate & Investment Bank	2,005	1,992	2,376	2,033	976	1	105	8,406	7,993	5
Commercial Banking	692	690	673	591	643	-	8	2,646	2,367	12
Asset Management	483	443	391	386	302	9	60	1,703	1,592	7
Corporate/Private Equity	498	217	(1,775)	(1,022)	233	129	114	(2,082)	822	NM
TOTAL NET INCOME	$5,692	$5,708	$4,960	$4,924	$3,728	-	53	$21,284	$18,976	12

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$789	$797	$782	$753	$812	(1)%	(3)%	$3,121	$3,219	(3)%
Asset management, administration and commissions	495	522	540	535	508	(5)	(3)	2,092	2,044	2
Mortgage fees and related income	2,031	2,376	2,265	2,008	723	(15)	181	8,680	2,714	220
Card income	1,448	1,376	1,359	1,263	1,358	5	7	5,446	6,152	(11)
All other income	348	352	340	416	321	(1)	8	1,456	1,177	24
Noninterest revenue	5,111	5,423	5,286	4,975	3,722	(6)	37	20,795	15,306	36
Net interest income	7,267	7,315	7,180	7,388	7,487	(1)	(3)	29,150	30,381	(4)
TOTAL NET REVENUE	12,378	12,738	12,466	12,363	11,209	(3)	10	49,945	45,687	9

Provision for credit losses	1,091	1,862	179	642	1,839	(41)	(41)	3,774	7,620	(50)

NONINTEREST EXPENSE
Compensation expense	2,748	2,847	2,817	2,819	2,619	(3)	5	11,231	9,971	13
Noncompensation expense	4,871	3,970	3,871	4,072	3,991	23	22	16,784	16,934	(1)
Amortization of intangibles	347	137	144	147	153	153	127	775	639	21
TOTAL NONINTEREST EXPENSE	7,966	6,954	6,832	7,038	6,763	15	18	28,790	27,544	5

Income before income tax expense	3,321	3,922	5,455	4,683	2,607	(15)	27	17,381	10,523	65
Income tax expense	1,307	1,556	2,160	1,747	1,033	(16)	27	6,770	4,321	57
NET INCOME	$2,014	$2,366	$3,295	$2,936	$1,574	(15)	28	$10,611	$6,202	71

FINANCIAL RATIOS
ROE	19%	22%	31%	27%	15%			25%	15%
Overhead ratio	64	55	55	57	60			58	60

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$463,608	$460,124	$463,198	$469,084	$483,307	1	(4)	$463,608	$483,307	(4)
Loans:
Loans retained	402,963	402,431	408,066	413,373	425,581	-	(5)	402,963	425,581	(5)
Loans held-for-sale and loans at fair value (a)	18,801	15,356	14,366	13,352	12,796	22	47	18,801	12,796	47
Total loans	421,764	417,787	422,432	426,725	438,377	1	(4)	421,764	438,377	(4)
Deposits	438,484	422,068	415,531	415,942	397,825	4	10	438,484	397,825	10
Equity	43,000	43,000	43,000	43,000	41,000	-	5	43,000	41,000	5

SELECTED BALANCE SHEET DATA (average)
Total assets	$459,152	$460,386	$465,873	$471,476	$480,766	-	(4)	$464,197	$487,923	(5)
Loans:
Loans retained	400,798	404,772	410,774	418,017	422,970	(1)	(5)	408,559	429,975	(5)
Loans held-for-sale and loans at fair value (a)	19,104	17,988	18,476	16,442	16,777	6	14	18,006	17,187	5
Total loans	419,902	422,760	429,250	434,459	439,747	(1)	(5)	426,565	447,162	(5)
Deposits	425,995	416,653	411,255	401,580	391,521	2	9	413,911	382,678	8
Equity	43,000	43,000	43,000	43,000	41,000	-	5	43,000	41,000	5

Headcount	159,467	160,342	162,807	162,991	161,443	(1)	(1)	159,467	161,443	(1)

(a)
Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets and Condensed Average Balance Sheets.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (a)	$1,791	$2,817	$2,280	$2,392	$2,569	(36)%	(30)%	$9,280	$11,815	(21)%
Nonaccrual loans:
Nonaccrual loans retained	9,114	9,398	8,016	8,395	7,354	(3)	24	9,114	7,354	24
Nonaccrual loans held-for-sale and loans
at fair value	39	89	98	101	103	(56)	(62)	39	103	(62)
Total nonaccrual loans (b)(c)(d)(e)(f)	9,153	9,487	8,114	8,496	7,457	(4)	23	9,153	7,457	23
Nonperforming assets (b)(c)(d)(e)(f)	9,830	10,185	8,864	9,351	8,292	(3)	19	9,830	8,292	19
Allowance for loan losses	17,752	18,454	19,405	21,508	23,256	(4)	(24)	17,752	23,256	(24)

Net charge-off rate (a)(g)	1.78%	2.77%	2.23%	2.30%	2.41%			2.27%	2.75%
Net charge-off rate, excluding purchased credit-impaired
("PCI") loans (a)(g)	2.09	3.27	2.64	2.72	2.86			2.68	3.27
Allowance for loan losses to period-end loans retained	4.41	4.59	4.76	5.20	5.46			4.41	5.46
Allowance for loan losses to period-end loans retained,
excluding PCI loans (h)	3.51	3.73	3.96	4.52	4.87			3.51	4.87
Allowance for loan losses to nonaccrual loans
retained, excluding credit card (b)(e)(f)(h)	72	77	102	114	143			72	143
Nonaccrual loans to total period-end loans, excluding
credit card (e)(f)	3.12	3.23	2.72	2.82	2.44			3.12	2.44
Nonaccrual loans to total period-end loans, excluding
credit card and PCI loans (b)(e)(f)	3.91	4.09	3.45	3.58	3.10			3.91	3.10

BUSINESS METRICS
Number of:
Branches	5,614	5,596	5,563	5,541	5,508	-	2	5,614	5,508	2
ATMs	18,699	18,485	18,132	17,654	17,235	1	8	18,699	17,235	8
Active online customers (in thousands)	31,114	30,765	30,361	30,680	29,749	1	5	31,114	29,749	5
Active mobile customers (in thousands)	12,359	11,573	10,646	10,016	8,203	7	51	12,359	8,203	51

(a)
Net charge-offs and net charge-off rates for the three months ended September 30, 2012 and full year 2012 included $880 million and $800 million, respectively, of charge-offs, recorded in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower (“Chapter 7 loans”) to be charged off to the net realizable value of the collateral and to be considered nonaccrual, regardless of their delinquency status. Excluding these charges-offs, net charge-offs for the three months ended September 30, 2012 and full year 2012 would have been $1.9 billion and $8.5 billion, respectively, and excluding these charge-offs and PCI loans for the same periods, the net charge-off rates would have been 2.25% and 2.45%, respectively. For further information, see Consumer Credit Portfolio on pages 84-86 of JPMorgan Chase's third quarter 2012 Form 10-Q.

(b)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.

(c)	Certain mortgages originated with the intent to sell are classified as trading assets on the Consolidated Balance Sheets.

(d)
At December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $10.6 billion, $11.0 billion, $11.9 billion, $11.8 billion and $11.5 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $1.6 billion $1.5 billion, $1.3 billion, $1.2 billion and $954 million, respectively; and (3) student loans insured by U.S government agencies under the Federal Family Education Loan Program (“FFELP”) of $525 million, $536 million, $547 million, $586 million and $551 million, respectively, that are 90 or more days past due. These amounts were excluded from nonaccrual loans as reimbursement of insured amounts is proceeding normally.

(e)	Nonaccrual loans included $1.8 billion and $1.7 billion of Chapter 7 loans, based upon regulatory guidance, at December 31, 2012 and September 30, 2012, respectively.

(f)
Nonaccrual loans included $1.2 billion, $1.3 billion, $1.5 billion and $1.6 billion of performing junior liens that are subordinate to senior liens that were 90 days or more past due at December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively. Of these totals, $1.1 billion, $1.2 billion, $1.3 billion and $1.4 billion were current at the respective period ends. Beginning March 31, 2012, such junior liens were reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012.

(g)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the net charge-off rate.

(h)
An allowance for loan losses of $5.7 billion at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011 was recorded for PCI loans; these amounts were also excluded from the applicable ratios.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
CONSUMER & BUSINESS BANKING
Lending- and deposit-related fees	$771	$785	$770	$742	$800	(2)%	(4)%	$3,068	$3,160	(3)%
Asset management, administration and commissions	404	406	415	412	385	-	5	1,637	1,559	5
Card income	351	343	344	315	305	2	15	1,353	2,024	(33)
All other income	121	121	123	116	113	-	7	481	467	3
Noninterest revenue	1,647	1,655	1,652	1,585	1,603	-	3	6,539	7,210	(9)
Net interest income	2,633	2,685	2,680	2,675	2,714	(2)	(3)	10,673	10,808	(1)
Total net revenue	4,280	4,340	4,332	4,260	4,317	(1)	(1)	17,212	18,018	(4)
Provision for credit losses	110	107	(2)	96	132	3	(17)	311	419	(26)
Noninterest expense	2,924	2,911	2,752	2,866	2,864	-	2	11,453	11,243	2
Income before income tax expense	1,246	1,322	1,582	1,298	1,321	(6)	(6)	5,448	6,356	(14)
Net income	$756	$789	$944	$774	$792	(4)	(5)	$3,263	$3,796	(14)

Overhead ratio	68%	67%	64%	67%	66%			67%	62%
Overhead ratio excluding core deposit intangibles (a)	67	66	62	66	65			65	61

BUSINESS METRICS
Business banking origination volume	$1,530	$1,685	$1,787	$1,540	$1,389	(9)	10	$6,542	$5,827	12
Period-end loans	18,883	18,568	18,218	17,822	17,652	2	7	18,883	17,652	7
Period-end deposits:
Checking	170,322	159,527	156,449	159,075	147,779	7	15	170,322	147,779	15
Savings	216,422	208,272	203,910	200,662	191,891	4	13	216,422	191,891	13
Time and other	31,752	32,783	34,406	35,643	36,745	(3)	(14)	31,752	36,745	(14)
Total period-end deposits	418,496	400,582	394,765	395,380	376,415	4	11	418,496	376,415	11
Average loans	18,525	18,279	17,934	17,667	17,363	1	7	18,104	17,121	6
Average deposits:
Checking	160,289	153,982	151,733	147,455	140,672	4	14	153,385	136,579	12
Savings	211,515	206,298	202,685	197,199	189,553	3	12	204,449	182,587	12
Time and other	32,232	33,472	35,099	36,123	37,709	(4)	(15)	34,224	41,576	(18)
Total average deposits	404,036	393,752	389,517	380,777	367,934	3	10	392,058	360,742	9
Deposit margin	2.44%	2.56%	2.62%	2.68%	2.76%			2.57%	2.82%
Average assets	$31,992	$30,702	$30,340	$30,911	$30,416	4	5	$30,987	$29,774	4

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$110	$107	$98	$96	$132	3	(17)	$411	$494	(17)
Net charge-off rate	2.36%	2.33%	2.20%	2.19%	3.02%			2.27%	2.89%
Allowance for loan losses	$698	$698	$698	$798	$798	-	(13)	$698	$798	(13)
Nonperforming assets	488	532	597	663	710	(8)	(31)	488	710	(31)

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$6,987	$6,280	$6,171	$6,598	$4,696	11	49	$26,036	$22,716	15
Client investment assets	158,502	154,637	147,641	147,083	137,853	2	15	158,502	137,853	15
% managed accounts	29%	28%	26%	26%	24%			29%	24%

Number of:
Chase Private Client branch locations	1,218	960	738	366	262	27	365	1,218	262	365
Personal bankers	23,674	23,622	24,052	24,198	24,308	-	(3)	23,674	24,308	(3)
Sales specialists	6,076	6,205	6,179	6,110	6,017	(2)	1	6,076	6,017	1
Client advisors	2,963	3,034	3,075	3,131	3,201	(2)	(7)	2,963	3,201	(7)
Chase Private Clients	105,700	75,766	50,649	32,857	21,723	40	387	105,700	21,723	387
Accounts (in thousands) (b)	28,073	27,840	27,406	27,034	26,626	1	5	28,073	26,626	5

(a)
Consumer & Business Banking (“CBB”) uses the overhead ratio (excluding the amortization of core deposit intangibles ("CDI")), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excluded CBB's CDI amortization expense related to prior business combination transactions of $48 million, $51 million, $50 million, $51 million and $58 million for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, and $200 million and $238 million for full year 2012 and 2011, respectively.

(b)	Includes checking accounts and Chase Liquid® cards beginning in the second quarter of 2012.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
MORTGAGE BANKING
Mortgage fees and related income	$2,031	$2,376	$2,265	$2,008	$723	(15)%	181%	$8,680	$2,714	220%
All other income	109	112	123	131	111	(3)	(2)	475	490	(3)
Noninterest revenue	2,140	2,488	2,388	2,139	834	(14)	157	9,155	3,204	186
Net interest income	1,150	1,187	1,221	1,250	1,244	(3)	(8)	4,808	5,324	(10)
Total net revenue	3,290	3,675	3,609	3,389	2,078	(10)	58	13,963	8,528	64
Provision for credit losses	(269)	524	(553)	(192)	647	NM	NM	(490)	3,580	NM
Noninterest expense	2,871	2,123	1,984	2,143	1,874	35	53	9,121	8,256	10
Income/(loss) before income tax expense/(benefit)	688	1,028	2,178	1,438	(443)	(33)	NM	5,332	(3,308)	NM
Net income/(loss)	$418	$623	$1,321	$979	$(269)	(33)	NM	$3,341	$(2,138)	NM

Overhead ratio	87%	58%	55%	63%	90%			65%	97%

FUNCTIONAL RESULTS
Production
Production revenue	$1,407	$1,582	$1,362	$1,432	$859	(11)	64	$5,783	$3,395	70
Production-related net interest & other income	205	196	199	187	210	5	(2)	787	840	(6)
Production-related revenue, excl. repurchase losses	1,612	1,778	1,561	1,619	1,069	(9)	51	6,570	4,235	55
Production expense (a)	876	678	620	573	518	29	69	2,747	1,895	45
Income, excluding repurchase losses	736	1,100	941	1,046	551	(33)	34	3,823	2,340	63
Repurchase losses	53	(13)	(10)	(302)	(390)	NM	NM	(272)	(1,347)	80
Income before income tax expense	789	1,087	931	744	161	(27)	390	3,551	993	258
Servicing
Loan servicing revenue	783	946	1,004	1,039	1,032	(17)	(24)	3,772	4,134	(9)
Servicing-related net interest & other income	89	98	108	112	90	(9)	(1)	407	390	4
Servicing-related revenue	872	1,044	1,112	1,151	1,122	(16)	(22)	4,179	4,524	(8)
MSR asset modeled amortization	(254)	(290)	(327)	(351)	(406)	12	37	(1,222)	(1,904)	36
Default servicing expense	1,293	819	705	890	702	58	84	3,707	3,814	(3)
Core servicing expense	280	244	248	261	223	15	26	1,033	1,031	-
Income/(loss), excluding MSR risk management	(955)	(309)	(168)	(351)	(209)	(209)	(357)	(1,783)	(2,225)	20
MSR risk management, including related net interest
income/(expense)	42	150	233	191	(377)	(72)	NM	616	(1,572)	NM
Income/(loss) before income tax expense/(benefit)	(913)	(159)	65	(160)	(586)	(474)	(56)	(1,167)	(3,797)	69
Real Estate Portfolios
Noninterest revenue	13	9	13	8	(13)	44	NM	43	38	13
Net interest income	952	997	1,027	1,073	1,073	(5)	(11)	4,049	4,554	(11)
Total net revenue	965	1,006	1,040	1,081	1,060	(4)	(9)	4,092	4,592	(11)
Provision for credit losses	(283)	520	(554)	(192)	646	NM	NM	(509)	3,575	NM
Noninterest expense	436	386	412	419	432	13	1	1,653	1,521	9
Income/(loss) before income tax expense/(benefit)	812	100	1,182	854	(18)	NM	NM	2,948	(504)	NM
Mortgage Banking income/(loss) before income tax
expense/(benefit)	$688	$1,028	$2,178	$1,438	$(443)	(33)	NM	$5,332	$(3,308)	NM
Mortgage Banking net income/(loss)	$418	$623	$1,321	$979	$(269)	(33)	NM	$3,341	$(2,138)	NM

Overhead ratios
Production	52%	38%	40%	44%	76%			43%	65%
Servicing	238	118	94	116	273			133	462
Real Estate Portfolios	45	38	40	39	41			40	33

(a)	Includes credit costs associated with Production.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
MORTGAGE BANKING (continued)

SUPPLEMENTAL MORTGAGE FEES AND RELATED
INCOME DETAILS
Net production revenue:
Production revenue	$1,407	$1,582	$1,362	$1,432	$859	(11)%	64%	$5,783	$3,395	70%
Repurchase losses	53	(13)	(10)	(302)	(390)	NM	NM	(272)	(1,347)	80
Net production revenue	1,460	1,569	1,352	1,130	469	(7)	211	5,511	2,048	169
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	783	946	1,004	1,039	1,032	(17)	(24)	3,772	4,134	(9)
Changes in MSR asset fair value due to modeled
amortization	(254)	(290)	(327)	(351)	(406)	12	37	(1,222)	(1,904)	36
Total operating revenue	529	656	677	688	626	(19)	(15)	2,550	2,230	14
Risk management:
Changes in MSR asset fair value due to market
interest rates	285	(323)	(1,193)	644	(263)	NM	NM	(587)	(5,390)	89
Other changes in MSR asset fair value due to inputs or
assumptions in model (a)	(69)	(5)	76	(48)	(569)	NM	88	(46)	(1,727)	97
Derivative valuation adjustments and other	(174)	479	1,353	(406)	460	NM	NM	1,252	5,553	(77)
Total risk management	42	151	236	190	(372)	(72)	NM	619	(1,564)	NM
Total net mortgage servicing revenue	571	807	913	878	254	(29)	125	3,169	666	376
Mortgage fees and related income	$2,031	$2,376	$2,265	$2,008	$723	(15)	181	$8,680	$2,714	220

MORTGAGE PRODUCTION AND SERVICING
SELECTED BALANCE SHEET DATA
Period-end loans:
Prime mortgage, including option ARMs (b)	$17,290	$17,153	$17,454	$17,268	$16,891	1	2	$17,290	$16,891	2
Loans held-for-sale and loans at fair value (c)	18,801	15,250	14,254	12,496	12,694	23	48	18,801	12,694	48
Average loans:
Prime mortgage, including option ARMs (b)	17,243	17,381	17,478	17,238	15,733	(1)	10	17,335	14,580	19
Loans held-for-sale and loans at fair value (c)	19,076	17,879	17,694	15,621	16,680	7	14	17,573	16,354	7
Average assets	60,179	59,769	60,534	58,862	60,473	1	-	59,837	59,891	-
Repurchase liability (period-end)	2,530	2,779	2,997	3,213	3,213	(9)	(21)	2,530	3,213	(21)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Prime mortgage, including option ARMs	14	4	1	—	1	250	NM	19	5	280
Net charge-off rate:
Prime mortgage, including option ARMs	0.32%	0.09%	0.02%	—%	0.03%			0.11%	0.03%
30+ day delinquency rate (d)	3.05	3.10	3.00	3.01	3.15			3.05	3.15
Nonperforming assets (e)	$638	$700	$708	$708	$716	(9)	(11)	$638	$716	(11)
BUSINESS METRICS (in billions)
Origination volume by channel
Retail	$26.4	$25.5	$26.1	$23.4	$23.1	4	14	$101.4	$87.2	16
Wholesale (f)	0.1	—	0.2	—	0.1	NM	-	0.3	0.5	(40)
Correspondent (f)	22.3	20.1	16.5	14.2	14.9	11	50	73.1	52.1	40
CNT (negotiated transactions)	2.4	1.7	1.1	0.8	0.5	41	380	6.0	5.8	3
Total origination volume	51.2	47.3	43.9	38.4	38.6	8	33	180.8	145.6	24
Application volume by channel
Retail	36.7	44.7	43.1	40.0	34.6	(18)	6	164.5	137.2	20
Wholesale (f)	0.2	0.2	0.1	0.2	0.2	-	-	0.7	1.0	(30)
Correspondent (f)	28.8	28.3	23.7	19.7	17.8	2	62	100.5	66.5	51
Total application volume	65.7	73.2	66.9	59.9	52.6	(10)	25	265.7	204.7	30

(a)
Represents the aggregate impact of changes in model inputs and assumptions such as costs to service, home prices, mortgage spreads, ancillary income, and assumptions used to derive prepayment speeds, as well as changes to the valuation models themselves.

(b)	Predominantly represents prime loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(c)
Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets and Condensed Average Balance Sheets.

(d)
At December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, excluded mortgage loans insured by U.S. government agencies of $11.8 billion, $12.1 billion, $13.0 billion, $12.7 billion and $12.6 billion, respectively, that are 30 or more days past due. These amounts were excluded as reimbursement of insured amounts is proceeding normally.

(e)
At December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $10.6 billion, $11.0 billion, $11.9 billion, $11.8 billion and $11.5 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $1.6 billion, $1.5 billion, $1.3 billion, $1.2 billion and $954 million, respectively. These amounts were excluded from nonaccrual loans as reimbursement of insured amounts is proceeding normally.

(f)
Includes rural housing loans sourced through brokers and correspondents, which are underwritten and closed with pre-funding loan approval from the U.S. Department of Agriculture Rural Development, which acts as the guarantor in the transaction.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS												FULL YEAR
											4Q12 Change						2012 Change
	4Q12		3Q12		2Q12		1Q12		4Q11		3Q12	4Q11	2012		2011		2011
MORTGAGE BANKING (continued)

MORTGAGE PRODUCTION AND SERVICING
(continued)
BUSINESS METRICS (in billions)(continued)
Third-party mortgage loans serviced (period-end)	$859.4		$811.4		$860.0		$884.2		$902.2		6%	(5)%	$859.4		$902.2		(5)%
Third-party mortgage loans serviced (average)	803.8		825.7		866.7		892.6		913.2		(3)	(12)	847.0		937.6		(10)
MSR net carrying value (period-end)	7.6		7.1		7.1		8.0		7.2		7	6	7.6		7.2		6
Ratio of MSR net carrying value (period-end) to third-party
mortgage loans serviced (period-end)	0.88%		0.88%		0.83%		0.90%		0.80%				0.88%		0.80%
Ratio of annualized loan servicing-related revenue to third-party
mortgage loans serviced (average)	0.45		0.46		0.47		0.47		0.45				0.46		0.44
MSR revenue multiple (a)	1.96	x	1.91	x	1.77	x	1.91	x	1.78	x			1.91	x	1.82	x

REAL ESTATE PORTFOLIOS
BUSINESS METRICS
Loans, excluding PCI loans
Period-end loans owned:
Home equity	$67,385		$69,686		$72,833		$75,207		$77,800		(3)	(13)	$67,385		$77,800		(13)
Prime mortgage, including option ARMs	41,316		41,404		42,037		43,152		44,284		-	(7)	41,316		44,284		(7)
Subprime mortgage	8,255		8,552		8,945		9,289		9,664		(3)	(15)	8,255		9,664		(15)
Other	633		653		675		692		718		(3)	(12)	633		718		(12)
Total period-end loans owned	$117,589		$120,295		$124,490		$128,340		$132,466		(2)	(11)	$117,589		$132,466		(11)
Average loans owned:
Home equity	$68,466		$71,620		$74,069		$76,600		$79,106		(4)	(13)	$72,674		$82,886		(12)
Prime mortgage, including option ARMs	41,393		41,628		42,543		43,701		44,886		(1)	(8)	42,311		46,971		(10)
Subprime mortgage	8,413		8,774		9,123		9,485		9,880		(4)	(15)	8,947		10,471		(15)
Other	643		665		684		707		729		(3)	(12)	675		773		(13)
Total average loans owned	$118,915		$122,687		$126,419		$130,493		$134,601		(3)	(12)	$124,607		$141,101		(12)

PCI loans
Period-end loans owned:
Home equity	$20,971		$21,432		$21,867		$22,305		$22,697		(2)	(8)	$20,971		$22,697		(8)
Prime mortgage	13,674		14,038		14,395		14,781		15,180		(3)	(10)	13,674		15,180		(10)
Subprime mortgage	4,626		4,702		4,784		4,870		4,976		(2)	(7)	4,626		4,976		(7)
Option ARMs	20,466		21,024		21,565		22,105		22,693		(3)	(10)	20,466		22,693		(10)
Total period-end loans owned	$59,737		$61,196		$62,611		$64,061		$65,546		(2)	(9)	$59,737		$65,546		(9)
Average loans owned:
Home equity	$21,184		$21,620		$22,076		$22,488		$22,872		(2)	(7)	$21,840		$23,514		(7)
Prime mortgage	13,860		14,185		14,590		14,975		15,405		(2)	(10)	14,400		16,181		(11)
Subprime mortgage	4,654		4,717		4,824		4,914		5,024		(1)	(7)	4,777		5,170		(8)
Option ARMs	20,738		21,237		21,823		22,395		23,009		(2)	(10)	21,545		24,045		(10)
Total average loans owned	$60,436		$61,759		$63,313		$64,772		$66,310		(2)	(9)	$62,562		$68,910		(9)

Total Real Estate Portfolios
Period-end loans owned:
Home equity	$88,356		$91,118		$94,700		$97,512		$100,497		(3)	(12)	$88,356		$100,497		(12)
Prime mortgage, including option ARMs	75,456		76,466		77,997		80,038		82,157		(1)	(8)	75,456		82,157		(8)
Subprime mortgage	12,881		13,254		13,729		14,159		14,640		(3)	(12)	12,881		14,640		(12)
Other	633		653		675		692		718		(3)	(12)	633		718		(12)
Total period-end loans owned	$177,326		$181,491		$187,101		$192,401		$198,012		(2)	(10)	$177,326		$198,012		(10)
Average loans owned:
Home equity	$89,650		$93,240		$96,145		$99,088		$101,978		(4)	(12)	$94,514		$106,400		(11)
Prime mortgage, including option ARMs	75,991		77,050		78,956		81,071		83,300		(1)	(9)	78,256		87,197		(10)
Subprime mortgage	13,067		13,491		13,947		14,399		14,904		(3)	(12)	13,724		15,641		(12)
Other	643		665		684		707		729		(3)	(12)	675		773		(13)
Total average loans owned	$179,351		$184,446		$189,732		$195,265		$200,911		(3)	(11)	$187,169		$210,011		(11)
Average assets	169,375		173,613		177,698		182,254		187,651		(2)	(10)	175,712		197,096		(11)
Home equity origination volume	373		375		360		312		277		(1)	35	1,420		1,127		26

(a)
Represents the ratio of MSR net carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
MORTGAGE BANKING (continued)

REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs, excluding PCI loans (a)
Home equity	$257	$1,120	$466	$542	$579	(77)%	(56)%	$2,385	$2,472	(4)%
Prime mortgage, including option ARMs	66	143	114	131	151	(54)	(56)	454	682	(33)
Subprime mortgage	92	152	112	130	143	(39)	(36)	486	626	(22)
Other	2	5	4	5	3	(60)	(33)	16	25	(36)
Total net charge-offs	$417	$1,420	$696	$808	$876	(71)	(52)	$3,341	$3,805	(12)
Net charge-off rate, excluding PCI loans (a)
Home equity	1.49%	6.22%	2.53%	2.85%	2.90%			3.28%	2.98%
Prime mortgage, including option ARMs	0.63	1.37	1.08	1.21	1.33			1.07	1.45
Subprime mortgage	4.35	6.89	4.94	5.51	5.74			5.43	5.98
Other	1.24	2.99	2.35	2.84	1.63			2.37	3.23
Total net charge-off rate, excluding PCI loans	1.40	4.60	2.21	2.49	2.58			2.68	2.70
Net charge-off rate - reported (a)
Home equity	1.14%	4.78%	1.95%	2.20%	2.25%			2.52%	2.32%
Prime mortgage, including option ARMs	0.35	0.74	0.58	0.65	0.72			0.58	0.78
Subprime mortgage	2.80	4.48	3.23	3.63	3.81			3.54	4.00
Other	1.24	2.99	2.35	2.84	1.63			2.37	3.23
Total net charge-off rate - reported	0.92	3.06	1.48	1.66	1.73			1.79	1.81

30+ day delinquency rate, excluding PCI loans (b)	5.03%	5.12%	5.16%	5.32%	5.69%			5.03%	5.69%
Allowance for loan losses, excluding PCI loans	$4,868	$5,568	$6,468	$7,718	$8,718	(13)	(44)	$4,868	$8,718	(44)
Allowance for PCI loans	5,711	5,711	5,711	5,711	5,711	-	-	5,711	5,711	-
Allowance for loan losses	$10,579	$11,279	$12,179	$13,429	$14,429	(6)	(27)	$10,579	$14,429	(27)
Nonperforming assets (c)(d)(e)	8,439	8,669	7,340	7,738	6,638	(3)	27	8,439	6,638	27
Allowance for loan losses to period-end loans retained	5.97%	6.21%	6.51%	6.98%	7.29%			5.97%	7.29%
Allowance for loan losses to period-end loans retained,
excluding PCI loans	4.14	4.63	5.20	6.01	6.58			4.14	6.58

(a)
Net charge-offs and net charge-off rates for the three months ended September 30, 2012 and full year 2012 included $825 million and $744 million, respectively, of charge-offs of Chapter 7 loans. Excluding these charges-offs, net charge-offs for the three months ended September 30, 2012 and full year 2012 would have been $402 million and $1.8 billion, $97 million and $410 million, and $91 million and $416 million for the home equity, prime mortgage, including option ARMs, and subprime mortgage portfolios, respectively. Net charge-off rates for the same periods, excluding these charge-offs and PCI loans, would have been 2.23% and 2.41%, 0.93% and 0.97%, and 4.13% and 4.65% for the home equity, prime mortgage, including option ARMs, and subprime mortgage portfolios, respectively. For further information, see Consumer and Credit Portfolio on pages 84-86 of JPMorgan Chase's third quarter 2012 Form 10-Q.

(b)	The delinquency rate for PCI loans was 20.14%, 20.65%, 21.38%, 21.72% and 23.30% at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

(c)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.

(d)	Nonperforming assets at December 31, 2012 and September 30, 2012 included Chapter 7 loans, based upon regulatory guidance.

(e)
Beginning March 31, 2012, and for all periods thereafter, nonperforming assets included performing junior liens that are subordinate to senior liens that are 90 days or more past due based on regulatory guidance issued in the first quarter of 2012. For further information, see footnote (f) on page 11.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
CARD, MERCHANT SERVICES & AUTO
Card income	$1,097	$1,032	$1,015	$948	$1,053	6%	4%	$4,092	$4,127	(1)%
All other income	227	248	231	303	232	(8)	(2)	1,009	765	32
Noninterest revenue	1,324	1,280	1,246	1,251	1,285	3	3	5,101	4,892	4
Net interest income	3,484	3,443	3,279	3,463	3,529	1	(1)	13,669	14,249	(4)
Total net revenue	4,808	4,723	4,525	4,714	4,814	2	-	18,770	19,141	(2)
Provision for credit losses	1,250	1,231	734	738	1,060	2	18	3,953	3,621	9
Noninterest expense	2,171	1,920	2,096	2,029	2,025	13	7	8,216	8,045	2
Income before income tax expense	1,387	1,572	1,695	1,947	1,729	(12)	(20)	6,601	7,475	(12)
Net income	$840	$954	$1,030	$1,183	$1,051	(12)	(20)	$4,007	$4,544	(12)

Overhead ratio	45%	41%	46%	43%	42%			44%	42%

SELECTED BALANCE SHEET DATA (period-end)
Loans:
Credit Card	$127,993	$124,537	$124,705	$125,331	$132,277	3	(3)	$127,993	$132,277	(3)
Auto	49,913	48,920	48,468	48,245	47,426	2	5	49,913	47,426	5
Student	11,558	11,868	12,232	13,162	13,425	(3)	(14)	11,558	13,425	(14)
Total loans	$189,464	$185,325	$185,405	$186,738	$193,128	2	(2)	$189,464	$193,128	(2)

SELECTED BALANCE SHEET DATA (average)
Total assets	$197,606	$196,302	$197,301	$199,449	$202,226	1	(2)	$197,661	$201,162	(2)
Loans:
Credit Card	124,729	124,339	125,195	127,616	128,619	-	(3)	125,464	128,167	(2)
Auto	49,268	48,399	48,273	47,704	46,947	2	5	48,413	47,034	3
Student	11,710	12,037	12,944	13,348	13,543	(3)	(14)	12,507	13,986	(11)
Total loans	$185,707	$184,775	$186,412	$188,668	$189,109	1	(2)	$186,384	$189,187	(1)

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$101.6	$96.6	$96.0	$86.9	$93.4	5	9	$381.1	$343.7	11
New accounts opened	1.8	1.6	1.6	1.7	2.2	13	(18)	6.7	8.8	(24)
Open accounts	64.5	63.9	63.7	64.2	65.2	1	(1)	64.5	65.2	(1)
Accounts with sales activity	30.6	29.1	29.3	29.0	30.7	5	-	30.6	30.7	-
% of accounts acquired online	58%	52%	49%	46%	44%			51%	32%

Merchant Services
Merchant processing volume (in billions)	$178.6	$163.6	$160.2	$152.8	$152.6	9	17	$655.2	$553.7	18
Total transactions (in billions)	8.2	7.4	7.1	6.8	6.8	11	21	29.5	24.4	21

Auto & Student
Origination volume (in billions)
Auto	$5.5	$6.3	$5.8	$5.8	$4.9	(13)	12	$23.4	$21.0	11
Student	—	0.1	—	0.1	0.1	NM	NM	0.2	0.3	(33)

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
CARD, MERCHANT SERVICES & AUTO (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$1,097	$1,116	$1,345	$1,386	$1,390	(2)%	(21)%	$4,944	$6,925	(29)%
Auto (a)	44	90	21	33	44	(51)	-	188	152	24
Student	109	80	119	69	126	36	(13)	377	434	(13)
Total net charge-offs	1,250	1,286	1,485	1,488	1,560	(3)	(20)	5,509	7,511	(27)
Net charge-off rate:
Credit Card (b)	3.50%	3.57%	4.35%	4.40%	4.29%			3.95%	5.44%
Auto (a)	0.36	0.74	0.17	0.28	0.37			0.39	0.32
Student	3.70	2.64	3.70	2.08	3.69			3.01	3.10
Total net charge-off rate	2.68	2.77	3.22	3.19	3.27			2.96	3.99

Delinquency rates
30+ day delinquency rate:
Credit Card (c)	2.10	2.15	2.14	2.56	2.81			2.10	2.81
Auto	1.25	1.11	0.90	0.79	1.13			1.25	1.13
Student (d)	2.13	2.38	1.95	2.06	1.78			2.13	1.78
Total 30+ day delinquency rate	1.87	1.89	1.80	2.07	2.32			1.87	2.32
90+ day delinquency rate - Credit Card (c)	1.02	0.99	1.04	1.37	1.44			1.02	1.44

Nonperforming assets (a)(e)	$265	$284	$219	$242	$228	(7)	16	$265	$228	16
Allowance for loan losses:
Credit Card	5,501	5,503	5,499	6,251	6,999	-	(21)	5,501	6,999	(21)
Auto & Student	954	954	1,009	1,010	1,010	-	(6)	954	1,010	(6)
Total allowance for loan losses	6,455	6,457	6,508	7,261	8,009	-	(19)	6,455	8,009	(19)
Allowance for loan losses to period-end loans:
Credit Card (c)	4.30%	4.42%	4.41%	5.02%	5.30%			4.30%	5.30%
Auto & Student	1.55	1.57	1.66	1.64	1.66			1.55	1.66
Total allowance for loan losses to period-end loans	3.41	3.49	3.51	3.91	4.15			3.41	4.15

CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$1,014	$971	$953	$949	$985	4	3	$3,887	$3,740	4
Net interest income	3,005	2,923	2,755	2,928	2,989	3	1	11,611	12,084	(4)
Total net revenue	4,019	3,894	3,708	3,877	3,974	3	1	15,498	15,824	(2)
Provision for credit losses	1,097	1,116	595	636	890	(2)	23	3,444	2,925	18
Noninterest expense	1,710	1,517	1,703	1,636	1,633	13	5	6,566	6,544	-
Income before income tax expense	1,212	1,261	1,410	1,605	1,451	(4)	(16)	5,488	6,355	(14)
Net income	$736	$769	$860	$979	$885	(4)	(17)	$3,344	$3,876	(14)

Percentage of average loans:
Noninterest revenue	3.23%	3.11%	3.06%	2.99%	3.04%			3.10%	2.92%
Net interest income	9.58	9.35	8.85	9.23	9.22			9.25	9.43
Total net revenue	12.82	12.46	11.91	12.22	12.26			12.35	12.35

(a)
Net charge-offs and net charge-off rates for the three months ended September 30, 2012 and full year 2012 included $55 million and $53 million, respectively, of charge-offs of Chapter 7 loans. Excluding these charge-offs, net charge-offs for the three months ended September 30, 2012 and full year 2012 would have been $35 million and $135 million, respectively, and the net charge-off rates would have been 0.29% and 0.28%, respectively. Nonperforming assets at December 31, 2012 and September 30, 2012 included $51 million and $65 million, respectively, of Chapter 7 loans, based upon regulatory guidance.

(b)
Average credit card loans included loans held-for-sale of $28 million, $109 million, $782 million, $821 million and $97 million for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, and $433 million and $833 million for full year 2012 and 2011, respectively. These amounts are excluded when calculating the net charge-off rate.

(c)
Period-end credit card loans included loans held-for-sale of $106 million, $112 million, $856 million and $102 million at September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively. These amounts are excluded when calculating delinquency rates and the allowance for loan losses to period-end loans. There were no loans held-for-sale at December 31, 2012. No allowance for loan losses was recorded for these loans.

(d)
Excluded student loans insured by U.S. government agencies under the FFELP of $894 million, $910 million, $931 million, $1.0 billion and $989 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, that are 30 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(e)
Nonperforming assets excluded student loans insured by U.S. government agencies under the FFELP of $525 million, $536 million, $547 million, $586 million and $551 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Investment banking fees	$1,720	$1,429	$1,245	$1,375	$1,119	20%	54%	$5,769	$5,859	(2)%
Principal transactions (a)	966	2,263	3,070	3,211	371	(57)	160	9,510	8,347	14
Lending- and deposit-related fees	499	486	488	475	529	3	(6)	1,948	2,098	(7)
Asset management, administration and commissions	1,163	1,104	1,207	1,219	1,148	5	1	4,693	4,955	(5)
All other income	435	290	251	208	159	50	174	1,184	1,264	(6)
Noninterest revenue	4,783	5,572	6,261	6,488	3,326	(14)	44	23,104	22,523	3
Net interest income	2,859	2,788	2,725	2,850	2,994	3	(5)	11,222	11,461	(2)
TOTAL NET REVENUE (b)	7,642	8,360	8,986	9,338	6,320	(9)	21	34,326	33,984	1

Provision for credit losses	(445)	(60)	29	(3)	291	NM	NM	(479)	(285)	(68)

NONINTEREST EXPENSE
Compensation expense	2,217	2,755	2,718	3,623	1,832	(20)	21	11,313	11,654	(3)
Noncompensation expense	2,779	2,595	2,575	2,588	2,700	7	3	10,537	10,325	2
TOTAL NONINTEREST EXPENSE	4,996	5,350	5,293	6,211	4,532	(7)	10	21,850	21,979	(1)

Income before income tax expense	3,091	3,070	3,664	3,130	1,497	1	106	12,955	12,290	5
Income tax expense	1,086	1,078	1,288	1,097	521	1	108	4,549	4,297	6
NET INCOME	$2,005	$1,992	$2,376	$2,033	$976	1	105	$8,406	$7,993	5

FINANCIAL RATIOS
ROE (c)	17%	17%	20%	17%	8%			18%	17%
Overhead ratio	65	64	59	67	72			64	65
Compensation expense as a percent of total net revenue (d)	29	33	30	39	29			33	34

REVENUE BY BUSINESS
Advisory	$465	$389	$356	$281	$397	20	17	$1,491	$1,792	(17)
Equity underwriting	265	235	250	276	169	13	57	1,026	1,181	(13)
Debt underwriting	990	805	639	818	553	23	79	3,252	2,886	13
Total investment banking fees	1,720	1,429	1,245	1,375	1,119	20	54	5,769	5,859	(2)
Treasury Services	1,059	1,064	1,074	1,052	1,051	-	1	4,249	3,841	11
Lending	382	357	370	222	279	7	37	1,331	1,054	26
Total Banking	3,161	2,850	2,689	2,649	2,449	11	29	11,349	10,754	6
Fixed Income Markets	3,177	3,726	3,493	5,016	2,626	(15)	21	15,412	14,784	4
Equity Markets	895	1,044	1,043	1,424	806	(14)	11	4,406	4,476	(2)
Securities Services	995	965	1,078	962	971	3	2	4,000	3,861	4
Credit Adjustments & Other (a)(e)	(586)	(225)	683	(713)	(532)	(160)	(10)	(841)	109	NM
Total Markets & Investor Services	4,481	5,510	6,297	6,689	3,871	(19)	16	22,977	23,230	(1)
TOTAL NET REVENUE	$7,642	$8,360	$8,986	$9,338	$6,320	(9)	21	$34,326	$33,984	1

(a)
Included debit valuation adjustments (“DVA”) on certain structured notes and derivative liabilities measured at fair value. DVA gains/(losses) were ($567) million, ($211) million, $755 million, ($907) million and ($567) million for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012,and December 31, 2011, respectively, and ($930) million and $1.4 billion for full year 2012 and 2011, respectively.

(b)
Included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $533 million, $492 million, $494 million, $509 million and $510 million for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, and $2.0 billion and $1.9 billion for full year 2012 and 2011, respectively.

(c)
Return on equity excluding DVA, a non-GAAP financial measure, was 20%, 18%, 16%, 22% and 11% for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, and 19% and 15% for full year 2012 and 2011, respectively. For additional information on this measure, see non-GAAP financial measures on page 42.

(d)
Compensation expense as a percentage of total net revenue excluding DVA, a non-GAAP financial measure, was 27%, 32%, 33%, 35% and 27% for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, and 32% and 36% for full year 2012 and 2011, respectively. For additional information on this measure, see non-GAAP financial measures on page 42.

(e)
Primarily includes net credit portfolio credit valuation adjustments (“CVA”) and its associated hedging activities; DVA on certain structured and derivative liabilities; and nonperforming derivative receivable results effective in the first quarter of 2012 and thereafter. The results of the synthetic credit portfolio that was transferred from the Chief Investment Office effective July 2, 2012, which are reported in Fixed Income Markets, are not included.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
SELECTED BALANCE SHEET DATA (period-end)
Assets	$876,107	$904,090	$897,413	$879,691	$845,095	(3)%	4%	$876,107	$845,095	4%
Loans:
Loans retained (a)	109,501	107,903	114,620	108,287	111,099	1	(1)	109,501	111,099	(1)
Loans held-for-sale and loans at fair value	5,749	3,899	2,375	5,550	3,016	47	91	5,749	3,016	91
Total loans	115,250	111,802	116,995	113,837	114,115	3	1	115,250	114,115	1
Equity	47,500	47,500	47,500	47,500	47,000	-	1	47,500	47,000	1

SELECTED BALANCE SHEET DATA (average)
Assets	$863,890	$841,678	$859,026	$854,128	$854,330	3	1	$854,670	$868,930	(2)
Trading assets - debt and equity instruments	333,764	296,811	305,972	315,176	314,776	12	6	312,944	348,234	(10)
Trading assets - derivative receivables	73,519	74,812	74,960	76,220	76,782	(2)	(4)	74,874	73,200	2
Loans:
Loans retained (a)	109,037	111,263	112,952	107,148	101,885	(2)	7	110,100	91,173	21
Loans held-for-sale and loans at fair value	5,065	2,809	3,256	2,867	2,184	80	132	3,502	3,221	9
Total loans	114,102	114,072	116,208	110,015	104,069	-	10	113,602	94,394	20

Equity	47,500	47,500	47,500	47,500	47,000	-	1	47,500	47,000	1

Headcount	52,151	52,479	53,725	53,214	53,557	(1)	(3)	52,151	53,557	(3)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(217)	$(22)	$(10)	$(35)	$199	NM	NM	$(284)	$161	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(b)	535	588	661	700	1,039	(9)	(49)	535	1,039	(49)
Nonaccrual loans held-for-sale and loans at fair value	82	213	158	182	166	(62)	(51)	82	166	(51)
Total nonaccrual loans	617	801	819	882	1,205	(23)	(49)	617	1,205	(49)

Derivative receivables (c)	239	282	451	317	293	(15)	(18)	239	293	(18)
Assets acquired in loan satisfactions	64	77	68	79	79	(17)	(19)	64	79	(19)
Total nonperforming assets	920	1,160	1,338	1,278	1,577	(21)	(42)	920	1,577	(42)
Allowance for credit losses:
Allowance for loan losses	1,300	1,459	1,498	1,455	1,501	(11)	(13)	1,300	1,501	(13)
Allowance for lending-related commitments	473	544	542	544	467	(13)	1	473	467	1
Total allowance for credit losses	1,773	2,003	2,040	1,999	1,968	(11)	(10)	1,773	1,968	(10)

Net charge-off/(recovery) rate (a)	(0.79)%	(0.08)%	(0.04)%	(0.13)%	0.77%			(0.26)%	0.18%
Allowance for loan losses to period-end loans retained (a)	1.19	1.35	1.31	1.34	1.35			1.19	1.35
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (d)	2.52	2.92	2.75	2.93	3.06			2.52	3.06
Allowance for loan losses to nonaccrual loans retained (a)(b)	243	248	227	208	144			243	144
Nonaccrual loans to total period-end loans	0.54	0.72	0.70	0.77	1.06			0.54	1.06

(a)	Loans retained includes credit portfolio loans, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $153 million, $178 million, $202 million, $226 million and $263 million were held against these nonaccrual loans at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

(c)
Prior to the first quarter of 2012, reported amounts had only included defaulted derivatives; effective in the first quarter of 2012, reported amounts in all periods included both defaulted derivatives as well as derivatives that have been risk rated as nonperforming.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, as a more relevant metric to reflect the allowance coverage of the retained lending portfolio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except rankings data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
BUSINESS METRICS
Assets under custody ("AUC") by asset class (period-end)
(in billions):
Fixed Income	$11,745	$11,545	$11,302	$11,332	$10,926	2%	7%	$11,745	$10,926	7%
Equity	5,637	5,328	5,025	5,365	4,878	6	16	5,637	4,878	16
Other (a)	1,453	1,346	1,338	1,171	1,066	8	36	1,453	1,066	36
Total AUC	$18,835	$18,219	$17,665	$17,868	$16,870	3	12	$18,835	$16,870	12

Client deposits and other third-party
liabilities (average) (b)	366,544	351,383	348,102	356,964	364,196	4	1	355,766	318,802	12

Trade finance loans (period-end)	35,783	35,142	35,291	35,692	36,696	2	(2)	35,783	36,696	(2)

	FULL YEAR 2012			FULL YEAR 2011
MARKET SHARES AND RANKINGS (c)	Market Share	Rankings		Market Share	Rankings
Global investment banking fees (d)	7.6%	#1		8.1%	#1
Debt, equity and equity-related
Global	7.2	1		6.7	1
U.S.	11.5	1		11.1	1
Syndicated loans
Global	9.6	1		10.8	1
U.S.	17.6	1		21.2	1
Long-term debt (e)
Global	7.1	1		6.7	1
U.S.	11.6	1		11.2	1
Equity and equity-related
Global (f)	7.8	4		6.8	3
U.S.	10.4	5		12.5	1
Announced M&A (g)
Global	18.5	2		18.3	2
U.S.	21.5	2		26.7	2

(a)	Consists of mutual funds, unit investment trusts, currencies, annuities, insurance contracts, options and nonsecurities contracts.

(b)
Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses, and include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements) as part of client cash management programs.

(c)
Source: Dealogic. Global investment banking fees reflects the ranking of fees and market share. The remaining rankings reflects transaction volume and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint.

(d)	Global investment banking fees rankings exclude money market, short-term debt and shelf deals.

(e)
Long-term debt rankings include investment-grade, high-yield, supranationals, sovereigns, agencies, covered bonds, asset-backed securities and mortgage-backed securities; and exclude money market, short-term debt, and U.S. municipal securities.

(f)	Global equity and equity-related ranking includes rights offerings and Chinese A-Shares.

(g)	Announced M&A reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
INTERNATIONAL METRICS	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
Total net revenue (a)
Europe/Middle East/Africa	$2,261	$2,443	$2,885	$3,050	$2,037	(7)%	11%	$10,639	$11,102	(4)%
Asia/Pacific	939	1,031	1,020	1,110	842	(9)	12	4,100	4,589	(11)
Latin America/Caribbean	337	392	375	420	351	(14)	(4)	1,524	1,409	8
Total international net revenue	3,537	3,866	4,280	4,580	3,230	(9)	10	16,263	17,100	(5)
North America	4,105	4,494	4,706	4,758	3,090	(9)	33	18,063	16,884	7
Total net revenue	$7,642	$8,360	$8,986	$9,338	$6,320	(9)	21	$34,326	$33,984	1

Loans (period-end) (a)
Europe/Middle East/Africa	$30,266	$27,866	$33,041	$29,337	$29,484	9	3	$30,266	$29,484	3
Asia/Pacific	27,193	27,215	27,058	26,637	27,803	-	(2)	27,193	27,803	(2)
Latin America/Caribbean	10,220	9,730	9,982	9,936	9,692	5	5	10,220	9,692	5
Total international loans	67,679	64,811	70,081	65,910	66,979	4	1	67,679	66,979	1
North America	41,822	43,092	44,539	42,377	44,120	(3)	(5)	41,822	44,120	(5)
Total loans	$109,501	$107,903	$114,620	$108,287	$111,099	1	(1)	$109,501	$111,099	(1)

Client deposits and other third-party liabilities
(average) (a)(b)
Europe/Middle East/Africa	$128,620	$125,720	$127,173	$127,794	$130,862	2	(2)	$127,326	$123,920	3
Asia/Pacific	53,309	50,862	50,331	50,197	49,407	5	8	51,180	43,524	18
Latin America/Caribbean	11,766	10,141	10,453	11,852	11,563	16	2	11,052	12,625	(12)
Total international	193,695	186,723	187,957	189,843	191,832	4	1	189,558	180,069	5
North America	172,849	164,660	160,145	167,121	172,364	5	-	166,208	138,733	20
Total client deposits and other third-party liabilities	$366,544	$351,383	$348,102	$356,964	$364,196	4	1	$355,766	$318,802	12

AUC (period-end) (in billions) (a)
North America	$10,504	$10,206	$10,048	$9,998	$9,735	3	8	$10,504	$9,735	8
All other regions	8,331	8,013	7,617	7,870	7,135	4	17	8,331	7,135	17
Total AUC	$18,835	$18,219	$17,665	$17,868	$16,870	3	12	$18,835	$16,870	12

(a)
Total net revenue is based primarily on the domicile of the client or location of the trading desk, as applicable. Loans outstanding (excluding loans-held-for-sale and loans carried at fair value), client deposits and AUC are based predominantly on the domicile of the client.

(b)
Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses, and include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements) as part of client cash management programs.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$269	$263	$264	$276	$267	2%	1%	$1,072	$1,081	(1)%
Asset management, administration and commissions	30	30	34	36	32	-	(6)	130	136	(4)
All other income (a)	279	293	264	245	272	(5)	3	1,081	978	11
Noninterest revenue	578	586	562	557	571	(1)	1	2,283	2,195	4
Net interest income	1,167	1,146	1,129	1,100	1,116	2	5	4,542	4,223	8
TOTAL NET REVENUE (b)	1,745	1,732	1,691	1,657	1,687	1	3	6,825	6,418	6

Provision for credit losses	(3)	(16)	(17)	77	40	81	NM	41	208	(80)

NONINTEREST EXPENSE
Compensation expense (c)	250	263	245	256	227	(5)	10	1,014	936	8
Noncompensation expense (c)	342	332	339	335	344	3	(1)	1,348	1,311	3
Amortization of intangibles	7	6	7	7	8	17	(13)	27	31	(13)
TOTAL NONINTEREST EXPENSE	599	601	591	598	579	-	3	2,389	2,278	5

Income before income tax expense	1,149	1,147	1,117	982	1,068	-	8	4,395	3,932	12
Income tax expense	457	457	444	391	425	-	8	1,749	1,565	12
NET INCOME	$692	$690	$673	$591	$643	-	8	$2,646	$2,367	12

Revenue by product:
Lending	$947	$916	$920	$892	$881	3	7	$3,675	$3,455	6
Treasury services	614	609	603	602	600	1	2	2,428	2,270	7
Investment banking	157	139	129	120	120	13	31	545	498	9
Other (d)	27	68	39	43	86	(60)	(69)	177	195	(9)
Total Commercial Banking revenue	$1,745	$1,732	$1,691	$1,657	$1,687	1	3	$6,825	$6,418	6

Investment banking revenue, gross (e)	$443	$431	$384	$339	$350	3	27	$1,597	$1,421	12

Revenue by client segment:
Middle Market Banking	$838	$838	$833	$825	$810	-	3	$3,334	$3,145	6
Commercial Term Lending	312	298	291	293	299	5	4	1,194	1,168	2
Corporate Client Banking	406	370	343	337	326	10	25	1,456	1,261	15
Real Estate Banking	113	106	114	105	115	7	(2)	438	416	5
Other (d)	76	120	110	97	137	(37)	(45)	403	428	(6)
Total Commercial Banking revenue	$1,745	$1,732	$1,691	$1,657	$1,687	1	3	$6,825	$6,418	6

FINANCIAL RATIOS
ROE	29%	29%	28%	25%	32%			28%	30%
Overhead ratio	34	35	35	36	34			35	35

(a)	Commercial Banking (“CB”) client revenue from investment banking products and commercial card transactions is included in all other income.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $73 million, $115 million, $99 million, $94 million and $123 million for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, and $381 million and $345 million for full year 2012 and 2011, respectively.

(c)
Effective July 1, 2012, certain Treasury Services product sales staff supporting CB were transferred from CIB to CB. As a result, compensation expense for these sales staff is now reflected in CB's compensation expense rather than as an allocation from CIB in noncompensation expense. CB's and CIB's previously reported headcount, compensation expense and noncompensation expense have been revised to reflect this transfer.

(d)	Other revenue in the fourth quarter of 2012 includes a $49 million year-to-date reclassification of tax-equivalent revenue to corporate sector.

(e)	Represents the total revenue related to investment banking products sold to CB clients.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$181,502	$168,124	$163,698	$161,741	$158,040	8%	15%	$181,502	$158,040	15%
Loans:
Loans retained	126,996	123,173	119,946	114,969	111,162	3	14	126,996	111,162	14
Loans held-for-sale and loans at fair value	1,212	549	547	878	840	121	44	1,212	840	44
Total loans	128,208	123,722	120,493	115,847	112,002	4	14	128,208	112,002	14
Equity	9,500	9,500	9,500	9,500	8,000	-	19	9,500	8,000	19

Period-end loans by client segment:
Middle Market Banking	$50,701	$48,852	$47,638	$46,040	$44,437	4	14	$50,701	$44,437	14
Commercial Term Lending	43,512	42,304	40,972	39,314	38,583	3	13	43,512	38,583	13
Corporate Client Banking	21,558	19,727	18,839	17,670	16,747	9	29	21,558	16,747	29
Real Estate Banking	8,552	8,563	8,819	8,763	8,211	-	4	8,552	8,211	4
Other	3,885	4,276	4,225	4,060	4,024	(9)	(3)	3,885	4,024	(3)
Total Commercial Banking loans	$128,208	$123,722	$120,493	$115,847	$112,002	4	14	$128,208	$112,002	14

SELECTED BALANCE SHEET DATA (average)
Total assets	$171,184	$164,702	$163,423	$161,074	$155,611	4	10	$165,111	$146,230	13
Loans:
Loans retained	124,507	121,566	117,835	112,879	109,328	2	14	119,218	103,462	15
Loans held-for-sale and loans at fair value	1,491	552	599	881	580	170	157	882	745	18
Total loans	125,998	122,118	118,434	113,760	109,908	3	15	120,100	104,207	15
Client deposits and other third-party liabilities (a)	199,297	190,910	193,280	200,178	199,138	4	-	195,912	174,729	12
Equity	9,500	9,500	9,500	9,500	8,000	-	19	9,500	8,000	19

Average loans by client segment:
Middle Market Banking	$49,096	$47,741	$46,880	$45,047	$43,215	3	14	$47,198	$40,759	16
Commercial Term Lending	42,890	41,658	40,060	38,848	38,679	3	11	40,872	38,107	7
Corporate Client Banking	21,612	19,791	18,588	17,514	16,116	9	34	19,383	13,993	39
Real Estate Banking	8,450	8,651	8,808	8,341	7,936	(2)	6	8,562	7,619	12
Other	3,950	4,277	4,098	4,010	3,962	(8)	-	4,085	3,729	10
Total Commercial Banking loans	$125,998	$122,118	$118,434	$113,760	$109,908	3	15	$120,100	$104,207	15

Headcount (b)	6,120	6,100	6,152	5,870	5,787	-	6	6,120	5,787	6

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$50	$(18)	$(9)	$12	$99	NM	(49)	$35	$187	(81)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	644	843	881	972	1,036	(24)	(38)	644	1,036	(38)
Nonaccrual loans held-for-sale and loans
at fair value	29	33	36	32	17	(12)	71	29	17	71
Total nonaccrual loans	673	876	917	1,004	1,053	(23)	(36)	673	1,053	(36)

Assets acquired in loan satisfactions	14	32	36	60	85	(56)	(84)	14	85	(84)
Total nonperforming assets	687	908	953	1,064	1,138	(24)	(40)	687	1,138	(40)
Allowance for credit losses:
Allowance for loan losses	2,610	2,653	2,638	2,662	2,603	(2)	-	2,610	2,603	-
Allowance for lending-related commitments	183	196	209	194	189	(7)	(3)	183	189	(3)
Total allowance for credit losses	2,793	2,849	2,847	2,856	2,792	(2)	-	2,793	2,792	-

Net charge-off/(recovery) rate (d)	0.16%	(0.06)%	(0.03)%	0.04%	0.36%			0.03%	0.18%
Allowance for loan losses to period-end loans retained	2.06	2.15	2.20	2.32	2.34			2.06	2.34
Allowance for loan losses to nonaccrual loans retained (c)	405	315	299	274	251			405	251
Nonaccrual loans to total period-end loans	0.52	0.71	0.76	0.87	0.94			0.52	0.94

(a)
Client deposits and other third-party liabilities include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements) as part of client cash management programs.

(b)
Effective July 1, 2012, certain Treasury Services product sales staff supporting CB were transferred from CIB to CB. As a result, compensation expense for these sales staff is now reflected in CB's compensation expense rather than as an allocation from CIB in noncompensation expense. CB's and CIB's previously reported headcount, compensation expense and noncompensation expense have been revised to reflect this transfer.

(c)
Allowance for loan losses of $107 million, $148 million, $143 million, $163 million and $176 million was held against nonaccrual loans retained at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,011	$1,708	$1,701	$1,621	$1,606	18%	25%	$7,041	$6,748	4%
All other income	190	199	151	266	232	(5)	(18)	806	1,147	(30)
Noninterest revenue	2,201	1,907	1,852	1,887	1,838	15	20	7,847	7,895	(1)
Net interest income	552	552	512	483	446	-	24	2,099	1,648	27
TOTAL NET REVENUE	2,753	2,459	2,364	2,370	2,284	12	21	9,946	9,543	4

Provision for credit losses	19	14	34	19	24	36	(21)	86	67	28

NONINTEREST EXPENSE
Compensation expense	1,178	1,083	1,024	1,120	1,046	9	13	4,405	4,152	6
Noncompensation expense	742	625	655	586	674	19	10	2,608	2,752	(5)
Amortization of intangibles	23	23	22	23	32	-	(28)	91	98	(7)
TOTAL NONINTEREST EXPENSE	1,943	1,731	1,701	1,729	1,752	12	11	7,104	7,002	1

Income before income tax expense	791	714	629	622	508	11	56	2,756	2,474	11
Income tax expense	308	271	238	236	206	14	50	1,053	882	19
NET INCOME	$483	$443	$391	$386	$302	9	60	$1,703	$1,592	7

REVENUE BY CLIENT SEGMENT
Private Banking	$1,441	$1,365	$1,341	$1,279	$1,212	6	19	$5,426	$5,116	6
Institutional	729	563	537	557	558	29	31	2,386	2,273	5
Retail	583	531	486	534	514	10	13	2,134	2,154	(1)
TOTAL NET REVENUE	$2,753	$2,459	$2,364	$2,370	$2,284	12	21	$9,946	$9,543	4

FINANCIAL RATIOS
ROE	27%	25%	22%	22%	18%			24%	25%
Overhead ratio	71	70	72	73	77			71	73
Pretax margin ratio	29	29	27	26	22			28	26

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$108,999	$103,608	$98,704	$96,385	$86,242	5	26	$108,999	$86,242	26
Loans (a)	80,216	74,924	70,470	64,335	57,573	7	39	80,216	57,573	39
Equity	7,000	7,000	7,000	7,000	6,500	-	8	7,000	6,500	8

SELECTED BALANCE SHEET DATA (average)
Total assets	$104,232	$99,209	$96,670	$89,582	$82,594	5	26	$97,447	$76,141	28
Loans	76,528	71,824	67,093	59,311	54,691	7	40	68,719	50,315	37
Deposits	133,693	127,487	128,087	127,534	121,493	5	10	129,208	106,421	21
Equity	7,000	7,000	7,000	7,000	6,500	-	8	7,000	6,500	8

Headcount	18,480	18,109	18,042	17,849	18,036	2	2	18,480	18,036	2

(a)
Included $10.9 billion, $8.9 billion, $6.7 billion and $4.5 billion of prime mortgage loans reported in the Consumer, excluding credit card loan portfolio at December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
BUSINESS METRICS
Number of:
Client advisors (a)	2,821	2,826	2,739	2,832	2,883	-%	(2)%	2,821	2,883	(2)%
Retirement Planning Services participants (in thousands)	1,961	1,951	1,960	1,926	1,798	1	9	1,961	1,798	9
% of customer assets in 4 & 5 Star Funds (b)	47%	45%	43%	42%	43%			47%	43%
% of AUM in 1st and 2nd quartiles: (c)
1 year	67	69	65	64	48			67	48
3 years	74	78	72	74	72			74	72
5 years	76	77	74	76	78			76	78

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$3	$6	$28	$27	$48	(50)	(94)	$64	$92	(30)
Nonaccrual loans	250	227	256	263	317	10	(21)	250	317	(21)
Allowance for credit losses:
Allowance for loan losses	248	229	220	209	209	8	19	248	209	19
Allowance for lending-related commitments	5	5	6	5	10	-	(50)	5	10	(50)
Total allowance for credit losses	253	234	226	214	219	8	16	253	219	16
Net charge-off rate	0.02%	0.03%	0.17%	0.18%	0.35%			0.09%	0.18%
Allowance for loan losses to period-end loans	0.31	0.31	0.31	0.32	0.36			0.31	0.36
Allowance for loan losses to nonaccrual loans	99	101	86	79	66			99	66
Nonaccrual loans to period-end loans	0.31	0.30	0.36	0.41	0.55			0.31	0.55

(a)
Effective January 1, 2012, the previously disclosed separate metric for client advisors and JPMorgan Securities brokers were combined into one metric that reflects the number of Private Banking client-facing representatives.

(b)	Derived from Morningstar for the U.S., the U.K., Luxembourg, France, Hong Kong and Taiwan; and Nomura for Japan.

(c)	Quartile ranking sourced from: Lipper for the U.S. and Taiwan; Morningstar for the U.K., Luxembourg, France and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						December 31, 2012
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
ASSETS UNDER SUPERVISION	2012	2012	2012	2012	2011	2012	2011
Assets by asset class
Liquidity	$475	$451	$466	$492	$515	5%	(8)%
Fixed income	386	380	359	355	336	2	15
Equity and multi-asset	447	432	401	417	372	3	20
Alternatives	118	118	121	118	113	-	4
TOTAL ASSETS UNDER MANAGEMENT	1,426	1,381	1,347	1,382	1,336	3	7
Custody/brokerage/administration/deposits	669	650	621	631	585	3	14
TOTAL ASSETS UNDER SUPERVISION	$2,095	$2,031	$1,968	$2,013	$1,921	3	9

Assets by client segment
Private Banking	$318	$311	$297	$303	$291	2	9
Institutional	741	710	702	732	722	4	3
Retail	367	360	348	347	323	2	14
TOTAL ASSETS UNDER MANAGEMENT	$1,426	$1,381	$1,347	$1,382	$1,336	3	7

Private Banking	$877	$852	$816	$830	$781	3	12
Institutional	741	710	702	732	723	4	2
Retail	477	469	450	451	417	2	14
TOTAL ASSETS UNDER SUPERVISION	$2,095	$2,031	$1,968	$2,013	$1,921	3	9

Mutual fund assets by asset class
Liquidity	$410	$390	$408	$434	$458	5	(10)
Fixed income	136	128	119	116	107	6	27
Equity and multi-asset	180	174	160	167	147	3	22
Alternatives	5	6	7	8	8	(17)	(38)
TOTAL MUTUAL FUND ASSETS	$731	$698	$694	$725	$720	5	2

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS					FULL YEAR

	4Q12	3Q12	2Q12	1Q12	4Q11	2012	2011
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,381	$1,347	$1,382	$1,336	$1,254	$1,336	$1,298
Net asset flows:
Liquidity	24	(17)	(25)	(25)	53	(43)	18
Fixed income	1	13	5	11	9	30	40
Equity, multi-asset and alternatives	7	8	9	6	(4)	30	13
Market/performance/other impacts	13	30	(24)	54	24	73	(33)
Ending balance	$1,426	$1,381	$1,347	$1,382	$1,336	$1,426	$1,336

Assets under supervision rollforward
Beginning balance	$2,031	$1,968	$2,013	$1,921	$1,806	$1,921	$1,840
Net asset flows	48	10	(6)	8	69	60	123
Market/performance/other impacts	16	53	(39)	84	46	114	(42)
Ending balance	$2,095	$2,031	$1,968	$2,013	$1,921	$2,095	$1,921

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions, except where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
INTERNATIONAL METRICS	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
Total net revenue: (in millions) (a)
Europe/Middle East/Africa	$471	$386	$379	$405	$392	22%	20%	$1,641	$1,704	(4)%
Asia/Pacific	256	245	230	236	220	4	16	967	971	-
Latin America/Caribbean	240	191	166	175	224	26	7	772	808	(4)
North America	1,786	1,637	1,589	1,554	1,448	9	23	6,566	6,060	8
Total net revenue	$2,753	$2,459	$2,364	$2,370	$2,284	12	21	$9,946	$9,543	4

Assets under management:
Europe/Middle East/Africa	$258	$267	$261	$282	$278	(3)	(7)	$258	$278	(7)
Asia/Pacific	114	112	103	112	105	2	9	114	105	9
Latin America/Caribbean	45	42	41	41	34	7	32	45	34	32
North America	1,009	960	942	947	919	5	10	1,009	919	10
Total assets under management	$1,426	$1,381	$1,347	$1,382	$1,336	3	7	$1,426	$1,336	7

Assets under supervision:
Europe/Middle East/Africa	$317	$325	$315	$339	$329	(2)	(4)	$317	$329	(4)
Asia/Pacific	160	155	144	152	139	3	15	160	139	15
Latin America/Caribbean	110	106	101	101	89	4	24	110	89	24
North America	1,508	1,445	1,408	1,421	1,364	4	11	1,508	1,364	11
Total assets under supervision	$2,095	$2,031	$1,968	$2,013	$1,921	3	9	$2,095	$1,921	9

(a)	Regional revenue is based on the domicile of the client.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS											FULL YEAR
									4Q12 Change					2012 Change
	4Q12	3Q12		2Q12		1Q12		4Q11	3Q12		4Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Principal transactions (a)	$159	$(304)		$(3,576)	(e)	$(547)		$324	NM	%	(51)%	$(4,268)	$1,434	NM	%
Securities gains	103	459		1,013		449		54	(78)		91	2,024	1,600	27
All other income	144	1,044	(d)	153		1,111	(f)	75	(86)		92	2,452	595	312
Noninterest revenue	406	1,199		(2,410)		1,013		453	(66)		(10)	208	3,629	(94)
Net interest income	(546)	(625)		(205)		16		245	13		NM	(1,360)	506	NM
TOTAL NET REVENUE (b)	(140)	574		(2,615)		1,029		698	NM		NM	(1,152)	4,135	NM

Provision for credit losses	(6)	(11)		(11)		(9)		(10)	45		40	(37)	(36)	(3)

NONINTEREST EXPENSE
Compensation expense	649	555		623		795		573	17		13	2,622	2,324	13
Noncompensation expense (c)	1,255	1,550		1,264		3,284		1,601	(19)		(22)	7,353	6,693	10
Subtotal	1,904	2,105		1,887		4,079		2,174	(10)		(12)	9,975	9,017	11
Net expense allocated to other businesses	(1,361)	(1,370)		(1,338)		(1,310)		(1,260)	1		(8)	(5,379)	(4,909)	(10)
TOTAL NONINTEREST EXPENSE	543	735		549		2,769		914	(26)		(41)	4,596	4,108	12

Income/(loss) before income tax expense/(benefit)	(677)	(150)		(3,153)		(1,731)		(206)	(351)		(229)	(5,711)	63	NM
Income tax expense/(benefit)	(1,175)	(367)		(1,378)		(709)		(439)	(220)		(168)	(3,629)	(759)	(378)
NET INCOME/(LOSS)	$498	$217		$(1,775)		$(1,022)		$233	129		114	$(2,082)	$822	NM

MEMO:
TOTAL NET REVENUE
Private equity	$72	$(135)		$410		$254		$(113)	NM		NM	$601	$836	(28)
Treasury and Chief Investment Office ("CIO")	(110)	713		(3,434)		(233)		845	NM		NM	(3,064)	3,196	NM
Other Corporate	(102)	(4)		409		1,008		(34)	NM		(200)	1,311	103	NM
TOTAL NET REVENUE	$(140)	$574		$(2,615)		$1,029		$698	NM		NM	$(1,152)	$4,135	NM

NET INCOME/(LOSS)
Private equity	$50	$(89)		$197		$134		$(89)	NM		NM	$292	$391	(25)
Treasury and CIO	(157)	369		(2,078)		(227)		417	NM		NM	(2,093)	1,349	NM
Other Corporate	605	(63)		106		(929)		(95)	NM		NM	(281)	(918)	69
TOTAL NET INCOME/(LOSS)	$498	$217		$(1,775)		$(1,022)		$233	129		114	$(2,082)	$822	NM

TOTAL ASSETS (period-end)	$728,925	$685,338		$667,133		$713,263		$693,108	6		5	$728,925	$693,108	5

Headcount	22,747	22,517		22,156		21,529		21,334	1		7	22,747	21,334	7

(a)
During the third quarter of 2012, CIO effectively closed out the index credit derivative positions that were retained following the transfer of the synthetic credit portfolio to the CIB on July 2, 2012. Principal transactions revenue included losses in CIO on this portfolio of $449 million for the three months ended September 30, 2012. Also included losses in CIO of $4.4 billion and $1.4 billion on the synthetic credit portfolio for the three months ended June 30, 2012 and March 31, 2012, respectively, and $6.2 billion for full year 2012. Results of the portfolio that was transferred to CIB are not included herein.

(b)
Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $117 million, $109 million, $118 million, $99 million and $92 million for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, and $443 million and $298 million for full year 2012 and 2011, respectively.

(c)
Included litigation expense of $0.2 billion, $0.7 billion, $0.3 billion, $2.5 billion and $0.5 billion for the three months ended December 31, 2012, September 30. 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, and $3.7 billion and $3.2 billion for full year 2012 and 2011, respectively.

(d)
Included an extinguishment gain of $888 million related to the redemption of trust preferred capital debt securities for the three months ended September 30, 2012; the gain related to adjustments applied to the cost basis of these securities during the period they were in a qualifying hedge accounting relationship.

(e)	Included a gain of $545 million, reflecting the expected recovery on a Bear Stearns-related subordinated loan.

(f)	Included a $1.1 billion benefit from the Washington Mutual bankruptcy settlement.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS								FULL YEAR
						4Q12 Change					2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11		2012	2011	2011
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE ("CIO")
Securities gains (a)	$103	$459	$1,013	$453	$(13)	(78)%	NM	%	$2,028	$1,385	46%
Investment securities portfolio (average)	362,867	348,571	359,130	361,601	349,750	4	4		358,029	330,885	8
Investment securities portfolio (period-end)	365,421	360,268	348,610	374,588	355,605	1	3		365,421	355,605	3
Mortgage loans (average)	7,882	9,469	11,012	12,636	14,089	(17)	(44)		10,241	13,006	(21)
Mortgage loans (period-end)	7,037	8,574	10,332	11,819	13,375	(18)	(47)		7,037	13,375	(47)

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains/(losses)	$(8)	$75	$(116)	$66	$58	NM	NM		$17	$1,842	(99)
Unrealized gains/(losses) (b)	11	(140)	589	179	(122)	NM	NM		639	(1,305)	NM
Total direct investments	3	(65)	473	245	(64)	NM	NM		656	537	22
Third-party fund investments	87	(27)	(9)	83	(85)	NM	NM		134	417	(68)
Total private equity gains/(losses) (c)	$90	$(92)	$464	$328	$(149)	NM	NM		$790	$954	(17)

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$578	$637	$863	$889	$805	(9)	(28)		$578	$805	(28)
Cost	350	384	436	549	573	(9)	(39)		350	573	(39)
Quoted public value	578	673	909	931	896	(14)	(35)		578	896	(35)
Privately-held direct securities
Carrying value	5,379	5,313	4,931	4,944	4,597	1	17		5,379	4,597	17
Cost	6,584	6,662	6,362	6,819	6,793	(1)	(3)		6,584	6,793	(3)
Third-party fund investments (d)
Carrying value	2,117	2,119	2,113	2,131	2,283	-	(7)		2,117	2,283	(7)
Cost	1,963	2,018	1,952	2,162	2,452	(3)	(20)		1,963	2,452	(20)
Total private equity portfolio
Carrying value	$8,074	$8,069	$7,907	$7,964	$7,685	-	5		$8,074	$7,685	5
Cost	8,897	9,064	8,750	9,530	9,818	(2)	(9)		8,897	9,818	(9)

(a)	Reflects repositioning of the investment securities portfolio.

(b)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(c)	Included in principal transactions revenue in the Consolidated Statements of Income.

(d)
Unfunded commitments to third-party private equity funds were $370 million, $398 million, $524 million, $571 million and $789 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						December 31, 2012
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2012	2012	2012	2012	2011	2012	2011
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans
Home equity	$67,385	$69,686	$72,833	$75,207	$77,800	(3)%	(13)%
Prime mortgage, including option ARMs	76,256	75,636	76,064	76,292	76,196	1	-
Subprime mortgage	8,255	8,552	8,945	9,289	9,664	(3)	(15)
Auto	49,913	48,920	48,468	48,245	47,426	2	5
Business banking	18,883	18,568	18,218	17,822	17,652	2	7
Student and other	12,191	12,521	12,907	13,854	14,143	(3)	(14)
Total loans retained, excluding PCI loans	232,883	233,883	237,435	240,709	242,881	-	(4)
Loans - PCI
Home equity	20,971	21,432	21,867	22,305	22,697	(2)	(8)
Prime mortgage	13,674	14,038	14,395	14,781	15,180	(3)	(10)
Subprime mortgage	4,626	4,702	4,784	4,870	4,976	(2)	(7)
Option ARMs	20,466	21,024	21,565	22,105	22,693	(3)	(10)
Total loans - PCI	59,737	61,196	62,611	64,061	65,546	(2)	(9)
Total consumer, excluding credit card loans	292,620	295,079	300,046	304,770	308,427	(1)	(5)

Credit card loans
Loans retained (b)	127,993	124,431	124,593	124,475	132,175	3	(3)
Loans held-for-sale	—	106	112	856	102	NM	NM
Total credit card loans	127,993	124,537	124,705	125,331	132,277	3	(3)
Total consumer loans	420,613	419,616	424,751	430,101	440,704	-	(5)

Wholesale loans (c)
Loans retained	306,222	297,576	298,888	283,653	278,395	3	10
Loans held-for-sale and loans at fair value	6,961	4,755	3,932	7,213	4,621	46	51
Total wholesale loans	313,183	302,331	302,820	290,866	283,016	4	11

Total loans	733,796	721,947	727,571	720,967	723,720	2	1

Derivative receivables	74,983	79,963	85,543	85,010	92,477	(6)	(19)
Receivables from customers and other (d)	23,761	18,946	20,131	21,235	17,561	25	35
Total credit-related assets	98,744	98,909	105,674	106,245	110,038	-	(10)

Lending-related commitments
Consumer, excluding credit card	60,156	62,183	62,438	63,121	62,307	(3)	(3)
Credit card	533,018	534,333	534,267	533,318	530,616	-	-
Wholesale	434,814	422,557	419,641	401,064	382,739	3	14
Total lending-related commitments	1,027,988	1,019,073	1,016,346	997,503	975,662	1	5

Total credit exposure	$1,860,528	$1,839,929	$1,849,591	$1,824,715	$1,809,420	1	3

Memo: Total by category
Consumer exposure (e)	$1,013,900	$1,016,241	$1,021,563	$1,026,644	$1,033,727	-	(2)
Wholesale exposures (f)	846,628	823,688	828,028	798,071	775,693	3	9
Total credit exposure	$1,860,528	$1,839,929	$1,849,591	$1,824,715	$1,809,420	1	3

(a)	Includes loans reported in CCB, and residential real estate loans reported in the AM business segment and in Corporate/Private Equity.

(b)	Includes accrued interest and fees net of an allowance for the uncollectible portion of accrued interest and fee income.

(c)	CIB, CB and AM business segments and Corporate/Private Equity.

(d)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(e)	Represents total consumer loans and consumer lending-related commitments.

(f)	Predominantly represents total wholesale loans, wholesale lending-related commitments, derivative receivables and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						December 31, 2012
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2012	2012	2012	2012	2011	2012	2011
NONPERFORMING ASSETS AND RATIOS
Consumer, excluding credit card loans
Home equity (a)(b)	$3,208	$3,254	$2,615	$2,766	$1,287	(1)%	149%
Prime mortgage, including option ARMs (a)	3,445	3,570	3,139	3,258	3,462	(4)	-
Subprime mortgage (a)	1,807	1,868	1,544	1,569	1,781	(3)	1
Auto (a)	163	172	101	102	118	(5)	38
Business banking	481	521	587	649	694	(8)	(31)
Student and other	70	75	83	105	69	(7)	1
Total consumer, excluding credit card loans	9,174	9,460	8,069	8,449	7,411	(3)	24

Total credit card loans	1	1	1	1	1	-	-

Total consumer nonaccrual loans (c)	9,175	9,461	8,070	8,450	7,412	(3)	24

Wholesale loans
Loans retained	1,434	1,663	1,804	1,941	2,398	(14)	(40)
Loans held-for-sale and loans at fair value	111	246	194	214	183	(55)	(39)
Total wholesale loans	1,545	1,909	1,998	2,155	2,581	(19)	(40)

Total nonaccrual loans	10,720	11,370	10,068	10,605	9,993	(6)	7

Derivative receivables (d)	239	282	451	317	297	(15)	(20)
Assets acquired in loan satisfactions	775	829	878	1,031	1,025	(7)	(24)
Total nonperforming assets (e)	11,734	12,481	11,397	11,953	11,315	(6)	4
Wholesale lending-related commitments (f)	355	586	565	756	865	(39)	(59)
Total nonperforming exposure (e)	$12,089	$13,067	$11,962	$12,709	$12,180	(7)	(1)

Total nonaccrual loans to total loans	1.46%	1.57%	1.38%	1.47%	1.38%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	3.14	3.21	2.69	2.77	2.40
Total wholesale nonaccrual loans to total
wholesale loans	0.49	0.63	0.66	0.74	0.91

NONPERFORMING ASSETS BY LOB
Consumer & Community Banking (a)(b)(c)	$9,791	$10,096	$8,766	$9,250	$8,189	(3)	20
Corporate & Investment Bank (d)	920	1,160	1,338	1,278	1,577	(21)	(42)
Commercial Banking	687	908	953	1,064	1,138	(24)	(40)
Asset Management (d)	263	242	271	286	336	9	(22)
Corporate/Private Equity (g)	73	75	69	75	75	(3)	(3)
TOTAL	$11,734	$12,481	$11,397	$11,953	$11,315	(6)	4

(a)
Nonperforming assets at December 31, 2012 and September 30, 2012 included $1.8 billion and $1.7 billion of Chapter 7 loans, based upon regulatory guidance, consisting of $890 million and $820 million of home equity loans, $500 million and $481 million of prime mortgage, including option ARM loans, $357 million and $356 million of subprime mortgage loans, and $51 million and $65 million of auto loans, respectively.

(b)
Included $1.2 billion, $1.3 billion, $1.5 billion and $1.6 billion of performing junior liens that are subordinate to senior liens that are 90 days or more past due at December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively. Beginning March 31, 2012, such junior liens are reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012. Of these totals, $1.1 billion, $1.2 billion, $1.3 billion and $1.4 billion were current at December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(c)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.

(d)
Prior to the first quarter of 2012, reported amounts had only included defaulted derivatives; effective in the first quarter of 2012, reported amounts in all periods presented include both defaulted derivatives as well as derivatives that have been risk rated as nonperforming.

(e)
At December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $10.6 billion, $11.0 billion, $11.9 billion, $11.8 billion and $11.5 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $1.6 billion, $1.5 billion, $1.3 billion, $1.2 billion and $954 million, respectively; and (3) student loans insured by U.S. government agencies under the FFELP of $525 million, $536 million, $547 million, $586 million and $551 million, respectively, that are 90 or more days past due. These amounts were excluded from nonaccrual loans as reimbursement of insured amounts is proceeding normally. In addition, the Firm's policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(f)	Represent commitments that are risk rated as nonaccrual.

(g)	Predominantly relates to retained prime mortgage loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
GROSS CHARGE-OFFS
Consumer, excluding credit card loans (a)	$804	$1,813	$1,054	$1,134	$1,310	(56)%	(39)%	$4,805	$5,419	(11)%
Credit card loans	1,261	1,284	1,583	1,627	1,641	(2)	(23)	5,755	8,168	(30)
Total consumer loans	2,065	3,097	2,637	2,761	2,951	(33)	(30)	10,560	13,587	(22)
Wholesale loans	133	48	73	92	431	177	(69)	346	916	(62)
Total loans	$2,198	$3,145	$2,710	$2,853	$3,382	(30)	(35)	$10,906	$14,503	(25)

GROSS RECOVERIES
Consumer, excluding credit card loans	$115	$125	$130	$138	$139	(8)	(17)	$508	$547	(7)
Credit card loans	164	168	238	241	251	(2)	(35)	811	1,243	(35)
Total consumer loans	279	293	368	379	390	(5)	(28)	1,319	1,790	(26)
Wholesale loans	291	82	64	87	85	255	242	524	476	10
Total loans	$570	$375	$432	$466	$475	52	20	$1,843	$2,266	(19)

NET CHARGE-OFFS/(RECOVERIES)
Consumer, excluding credit card loans (a)	$689	$1,688	$924	$996	$1,171	(59)	(41)	$4,297	$4,872	(12)
Credit card loans	1,097	1,116	1,345	1,386	1,390	(2)	(21)	4,944	6,925	(29)
Total consumer loans	1,786	2,804	2,269	2,382	2,561	(36)	(30)	9,241	11,797	(22)
Wholesale loans	(158)	(34)	9	5	346	(365)	NM	(178)	440	NM
Total loans	$1,628	$2,770	$2,278	$2,387	$2,907	(41)	(44)	$9,063	$12,237	(26)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (a)	0.93%	2.26%	1.23%	1.31%	1.50%			1.43%	1.54%
Credit card retained loans	3.50	3.57	4.35	4.40	4.29			3.95	5.44
Wholesale retained loans	(0.21)	(0.05)	0.01	0.01	0.52			(0.06)	0.18
Total retained loans	0.90	1.53	1.27	1.35	1.64			1.26	1.78
Consumer retained loans, excluding credit card and
PCI loans (a)	1.18	2.85	1.55	1.66	1.91			1.81	1.97
Consumer retained loans, excluding PCI loans (a)	1.99	3.10	2.51	2.60	2.74			2.55	3.15
Total retained, excluding PCI loans	0.98	1.68	1.40	1.49	1.81			1.38	1.98

Memo: Average retained loans
Consumer retained, excluding credit card loans	$293,544	$297,472	$302,523	$306,657	$308,980	(1)	(5)	$300,024	$315,736	(5)
Credit card retained loans	124,701	124,230	124,413	126,795	128,522	-	(3)	125,031	127,334	(2)
Total average retained consumer loans	418,245	421,702	426,936	433,452	437,502	(1)	(4)	425,055	443,070	(4)
Wholesale retained loans	300,690	297,369	292,942	276,764	265,758	1	13	291,980	245,111	19
Total average retained loans	$718,935	$719,071	$719,878	$710,216	$703,260	-	2	$717,035	$688,181	4

Consumer retained, excluding credit card and
PCI loans	$233,108	$235,713	$239,210	$241,885	$242,670	(1)	(4)	$237,462	$246,826	(4)
Consumer retained, excluding PCI loans	357,809	359,943	363,623	368,679	371,192	(1)	(4)	362,494	374,159	(3)
Total retained, excluding PCI loans	658,479	657,293	656,547	645,423	636,923	-	3	654,454	619,227	6

(a)
Net charge-offs and net charge-off rates for the three months ended September 30, 2012 and full year 2012 included $825 million and $747 million of charge-offs, respectively, for residential real estate loans and $55 million and $53 million of charge-offs, respectively, for auto loans, recorded in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower (“Chapter 7 loans”) to be charged off to the net realizable value of the collateral and to be considered nonaccrual, regardless of their delinquency status. Excluding these charge-offs, consumer retained loans, excluding credit card, consumer retained loans, excluding credit card and PCI loans, and consumer retained loans, excluding PCI loans net charge-off rates would have been 1.08%, 1.36% and 2.13%, respectively, for the three months ended September 30, 2012 and 1.17%, 1.47% and 2.33%, respectively for the full year 2012. For further information, see Consumer Credit Portfolio on pages 84-86 of JPMorgan Chase's third quarter 2012 Form 10-Q.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$22,824	$23,791	$25,871	$27,609	$28,350	(4)%	(19)%	$27,609	$32,266	(14)%
Net charge-offs	1,628	2,770	2,278	2,387	2,907	(41)	(44)	9,063	12,237	(26)
Provision for loan losses	740	1,801	200	646	2,193	(59)	(66)	3,387	7,612	(56)
Other	—	2	(2)	3	(27)	NM	NM	3	(32)	NM
Ending balance	$21,936	$22,824	$23,791	$25,871	$27,609	(4)	(21)	$21,936	$27,609	(21)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$752	$764	$750	$673	$686	(2)	10	$673	$717	(6)
Provision for lending-related commitments	(84)	(12)	14	80	(9)	NM	NM	(2)	(38)	95
Other	—	—	—	(3)	(4)	-	NM	(3)	(6)	50
Ending balance	$668	$752	$764	$750	$673	(11)	(1)	$668	$673	(1)

ALLOWANCE FOR LOAN LOSSES BY LOB
Consumer & Community Banking	$17,752	$18,454	$19,405	$21,508	$23,256	(4)	(24)	$17,752	$23,256	(24)
Corporate & Investment Bank	1,300	1,459	1,498	1,455	1,501	(11)	(13)	1,300	1,501	(13)
Commercial Banking	2,610	2,653	2,638	2,662	2,603	(2)	-	2,610	2,603	-
Asset Management	248	229	220	209	209	8	19	248	209	19
Corporate/Private Equity	26	29	30	37	40	(10)	(35)	26	40	(35)
Total	$21,936	$22,824	$23,791	$25,871	$27,609	(4)	(21)	$21,936	$27,609	(21)

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						December 31, 2012
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2012	2012	2012	2012	2011	2012	2011
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$729	$918	$1,004	$760	$828	(21)%	(12)%
Formula-based	5,852	6,359	7,228	8,826	9,755	(8)	(40)
PCI	5,711	5,711	5,711	5,711	5,711	-	-
Total consumer, excluding credit card	12,292	12,988	13,943	15,297	16,294	(5)	(25)
Credit card
Asset-specific (a)	1,681	1,909	1,977	2,402	2,727	(12)	(38)
Formula-based	3,820	3,594	3,522	3,849	4,272	6	(11)
Total credit card	5,501	5,503	5,499	6,251	6,999	-	(21)
Total consumer	17,793	18,491	19,442	21,548	23,293	(4)	(24)
Wholesale
Asset-specific (a)	319	388	407	448	516	(18)	(38)
Formula-based	3,824	3,945	3,942	3,875	3,800	(3)	1
Total wholesale	4,143	4,333	4,349	4,323	4,316	(4)	(4)
Total allowance for loan losses	21,936	22,824	23,791	25,871	27,609	(4)	(21)
Allowance for lending-related commitments	668	752	764	750	673	(11)	(1)
Total allowance for credit losses	$22,604	$23,576	$24,555	$26,621	$28,282	(4)	(20)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	4.20%	4.40%	4.65%	5.02%	5.28%
Credit card allowance to total credit card retained loans	4.30	4.42	4.41	5.02	5.30
Wholesale allowance to total wholesale retained loans	1.35	1.46	1.46	1.52	1.55
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (b)	1.66	1.80	1.81	1.90	1.97
Total allowance to total retained loans	3.02	3.18	3.29	3.63	3.84
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (c)(d)(e)	134	137	173	181	220
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (c)(d)(e)	155	156	185	189	210
Wholesale allowance to wholesale retained nonaccrual loans	289	261	241	223	180
Total allowance to total retained nonaccrual loans (d)(e)	207	205	241	249	281

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	2.83	3.11	3.47	3.98	4.36
Total allowance to total retained loans	2.43	2.61	2.74	3.11	3.35
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (c)(d)(e)	72	77	102	113	143
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (c)(d)(e)	101	104	127	134	152
Total allowance to total retained nonaccrual loans (d)(e)	153	154	183	194	223

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
Management believes the allowance for loan losses to period-end loans retained, excluding CIB's trade finance and conduits, a non-GAAP financial measure, is a more relevant metric to reflect the allowance coverage of the retained lending portfolio.

(c)
The Firm's policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the FFIEC, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(d)
Nonaccrual loans at December 31, 2012 and September 30, 2012 included $1.8 billion and $1.7 billion, respectively, of Chapter 7 loans, based upon regulatory guidance. For further information, see Consumer Credit Portfolio on pages 84-86 of JPMorgan Chase's third quarter 2012 Form 10-Q.

(e)
Nonaccrual loans included $1.2 billion, $1.3 billion, $1.5 billion and $1.6 billion of performing junior liens that are subordinate to senior liens that were 90 days or more past due at December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively. Of these totals, $1.1 billion, $1.2 billion, $1.3 billion and $1.4 billion were current at the respective period ends. Beginning March 31, 2012, such junior liens were reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012. Excluding the incremental nonaccrual loans resulting from the guidance noted, the total allowance to total retained nonaccrual loans ratio at December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, would have been 289%, 282%, 283% and 293%, respectively, and the total allowance to total retained nonaccrual loans excluding PCI loans would have been 214%, 211%, 215% and 228%, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
PROVISION FOR CREDIT LOSSES BY LINE OF BUSINESS
Provision for loan losses
Consumer & Community Banking	$1,091	$1,862	$179	$642	$1,838	(41)%	(41)%	$3,774	$7,619	(50)%
Corporate & Investment Bank	(373)	(62)	31	(81)	314	NM	NM	(485)	(257)	(89)
Commercial Banking	10	(4)	(31)	72	29	NM	(66)	47	226	(79)
Asset Management	19	15	33	21	23	27	(17)	88	61	44
Corporate/Private Equity	(7)	(10)	(12)	(8)	(11)	30	36	(37)	(37)	-
Total provision for loan losses	$740	$1,801	$200	$646	$2,193	(59)	(66)	$3,387	$7,612	(56)

Provision for lending-related commitments
Consumer & Community Banking	$—	$—	$—	$—	$1	-	NM	$—	$1	NM
Corporate & Investment Bank	(72)	2	(2)	78	(23)	NM	(213)	6	(28)	NM
Commercial Banking	(13)	(12)	14	5	11	(8)	NM	(6)	(18)	67
Asset Management	—	(1)	1	(2)	1	NM	NM	(2)	6	NM
Corporate/Private Equity	1	(1)	1	(1)	1	NM	-	—	1	NM
Total provision for lending-related commitments	$(84)	$(12)	$14	$80	$(9)	NM	NM	$(2)	$(38)	95

Provision for credit losses
Consumer & Community Banking	$1,091	$1,862	$179	$642	$1,839	(41)	(41)	$3,774	$7,620	(50)
Corporate & Investment Bank	(445)	(60)	29	(3)	291	NM	NM	(479)	(285)	(68)
Commercial Banking	(3)	(16)	(17)	77	40	81	NM	41	208	(80)
Asset Management	19	14	34	19	24	36	(21)	86	67	28
Corporate/Private Equity	(6)	(11)	(11)	(9)	(10)	45	40	(37)	(36)	(3)
Total provision for credit losses	$656	$1,789	$214	$726	$2,184	(63)	(70)	$3,385	$7,574	(55)

PROVISION FOR CREDIT LOSSES BY PORTFOLIO SEGMENT
Provision for loan losses
Consumer, excluding credit card	$(12)	$737	$(425)	$2	$939	NM	NM	$302	$4,670	(94)
Credit card	1,097	1,116	595	636	890	(2)	23	3,444	2,925	18
Total consumer	1,085	1,853	170	638	1,829	(41)	(41)	3,746	7,595	(51)
Wholesale	(345)	(52)	30	8	364	NM	NM	(359)	17	NM
Total provision for loan losses	$740	$1,801	$200	$646	$2,193	(59)	(66)	$3,387	$7,612	(56)

Provision for lending-related commitments
Consumer, excluding credit card	$1	$(1)	$1	$(1)	$2	NM	(50)	$—	$2	NM
Credit card	—	—	—	—	—	-	-	—	—	-
Total consumer	1	(1)	1	(1)	2	NM	(50)	—	2	NM
Wholesale	(85)	(11)	13	81	(11)	NM	NM	(2)	(40)	95
Total provision for lending-related commitments	$(84)	$(12)	$14	$80	$(9)	NM	NM	$(2)	$(38)	95

Provision for credit losses
Consumer, excluding credit card	$(11)	$736	$(424)	$1	$941	NM	NM	$302	$4,672	(94)
Credit card	1,097	1,116	595	636	890	(2)	23	3,444	2,925	18
Total consumer	1,086	1,852	171	637	1,831	(41)	(41)	3,746	7,597	(51)
Wholesale	(430)	(63)	43	89	353	NM	NM	(361)	(23)	NM
Total provision for credit losses	$656	$1,789	$214	$726	$2,184	(63)	(70)	$3,385	$7,574	(55)

JPMORGAN CHASE & CO.
MARKET RISK-RELATED INFORMATION
(in millions)

	QUARTERLY TRENDS								FULL YEAR
							4Q12 Change					2012 Change
	4Q12	3Q12	2Q12	1Q12		4Q11	3Q12	4Q11	2012		2011	2011
95% Confidence Level - Average Total CIB trading and
credit portfolio VaR and other VAR
CIB trading VaR by risk type: (a)
Fixed income (b)(c)(d)	$86	$118	$66	$60		$56	(27)%	54%	$83		$50	66%
Foreign exchange	8	10	10	11		12	(20)	(33)	10		11	(9)
Equities	27	19	20	17		19	42	42	21		23	(9)
Commodities and other	14	13	13	21		20	8	(30)	15		16	(6)
Diversification benefit to CIB trading VaR (e)	(38)	(48)	(44)	(46)		(50)	21	24	(45)		(42)	(7)
CIB trading VaR (a)(b)(c)(d)	97	112	65	63		57	(13)	70	84		58	45

Credit portfolio VaR (f)	19	22	25	32		39	(14)	(51)	25		33	(24)
Diversification benefit to CIB trading and credit
portfolio VaR (e)	(10)	(12)	(15)	(14)		(21)	17	52	(13)		(15)	13
Total CIB trading and credit portfolio VaR (a)	106	122	75	81		75	(13)	41	96		76	26

Other VaR:
Mortgage Production and Servicing VaR (g)	26	17	15	11		44	53	(41)	17		30	(43)
Chief Investment Office VaR	6	54	177	129	(i)	69	(89)	(91)	92	(i)	57	61
Diversification benefit to total VaR (e)	(6)	(10)	(10)	(4)		(30)	40	80	(8)		(17)	53
Total other VaR	26	61	182	136		83	(57)	(69)	101		70	44

Diversification benefit to total CIB and other VaR (e)	(12)	(68)	(56)	(47)		(45)	82	73	(45)		(45)	-
Total VaR (b)(c)(d)(h)	$120	$115	$201	$170		$113	4	6	$152		$101	50

(a)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including the credit spread sensitivities to credit valuation adjustments ("CVA") and syndicated lending facilities that the Firm intends to distribute; for further information, see VaR measurement on page 98 of JPMorgan Chase's Form 10-Q for the quarterly period ended September 30, 2012. CIB trading VaR does not include the DVA on certain structured notes and derivative liabilities to reflect the credit quality of the Firm. CIB's VaR includes the VaR of the former reportable business segments, Investment Bank and Treasury & Securities Services (“TSS”), which were combined to form the CIB business segment effective in the fourth quarter of 2012, as discussed on pages 48-49. TSS's VaR was previously classified within Other VaR. Prior period VaR results have not been revised to reflect the business segment reorganization.

(b)
On July 2, 2012, CIO transferred its synthetic credit portfolio, other than a portion aggregating to approximately $12 billion notional, to the CIB; CIO’s retained portfolio was effectively closed out during the three months ended September 30, 2012. During the third quarter of 2012, the Firm applied a new VaR model to calculate VaR for the synthetic credit portfolio. The Firm believes this new model, which was applied to both the portion of the synthetic credit portfolio held by the CIB, as well as the portion that was retained by CIO, more appropriately captures the risks of the portfolio. This new VaR model resulted in a reduction to average fixed income VaR of $26 million, average total CIB trading and credit portfolio VaR of $28 million, average CIO VaR of $17 million, and average total VaR of $36 million for the three months ended September 30, 2012. Prior period VaR results have not been recalculated using the new model. The Firm continues to enhance its VaR models to, among other things, improve functionality and minimize differences in models for like products.

(c)
For the three months ended December 31, 2012, the new VaR model for the synthetic credit portfolio resulted in a reduction to average fixed income VaR of $11 million, average CIB trading and credit portfolio VaR of $8 million, and average total VaR of $7 million.

(d)
For the six months ended December 31, 2012, the new VaR model for the synthetic credit portfolio resulted in a reduction to average fixed income VaR of $19 million, average CIB trading and credit portfolio VaR of $18 million, average CIO VaR of $9 million, and average total VaR of $22 million.

(e)
Average portfolio VaR was less than the sum of the VaR of the components described above, due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(f)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and the fair value of hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

(g)	Mortgage Production and Servicing VaR includes the Firm's mortgage pipeline and warehouse loans, MSRs and all related hedges.

(h)
Total VaR does not include the retained Credit portfolio, which is not reported at fair value; however, it does include hedges of those positions. It also does not include DVA on certain structured notes and derivative liabilities to reflect the credit quality of the Firm, principal investments (mezzanine financing, tax-oriented investments, etc.), certain securities and investments held by Corporate/Private Equity, capital management positions and longer-term investments managed by CIO.

(i)
On August 9, 2012, the Firm restated its 2012 first quarter financial statements. See the Firm's Form 10-Q/A for the quarter ended March 31, 2012 for further information on the restatement. The CIO VaR amount for the first quarter of 2012 has not been recalculated to reflect the restatement.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

									December 31, 2012
									Change		FULL YEAR
	Dec 31,		Sep 30,		Jun 30,		Mar 31,	Dec 31,	Sep 30,	Dec 31,				2012 Change
	2012		2012		2012		2012	2011	2012	2011	2012		2011	2011

CAPITAL (based on Basel I)
Tier 1 capital	$160,007	(f)(g)	$154,686		$148,425	(i)	$155,352	$150,384	3%	6%	$160,007	(f)(g)	$150,384	6%
Total capital	194,046	(f)	190,485	(h)	185,134		193,476	188,088	2	3	194,046	(f)	188,088	3
Tier 1 common capital (a)	140,347	(f)	135,065		130,095		127,642	122,916	4	14	140,347	(f)	122,916	14
Risk-weighted assets (b)	1,270,583	(f)	1,296,512	(h)	1,318,734		1,300,185	1,221,198	(2)	4	1,270,583	(f)	1,221,198	4
Adjusted average assets (c)	2,243,242	(f)	2,186,292		2,202,487		2,195,625	2,202,087	3	2	2,243,242	(f)	2,202,087	2
Tier 1 capital ratio	12.6	(f)(g)%	11.9%		11.3%		11.9%	12.3%			12.6	(f)(g)%	12.3%
Total capital ratio	15.3	(f)	14.7		14.0		14.9	15.4			15.3	(f)	15.4
Tier 1 leverage ratio	7.1	(f)	7.1		6.7		7.1	6.8			7.1	(f)	6.8
Tier 1 common capital ratio (a)	11.0	(f)	10.4		9.9		9.8	10.1			11.0	(f)	10.1

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders' equity	$195,011		$190,635		$183,772		$181,469	$175,773	2	11	$195,011		$175,773	11
Less: Goodwill	48,175		48,178		48,131		48,208	48,188	-	-	48,175		48,188	-
Less: Other intangible assets	2,235		2,641		2,813		3,029	3,207	(15)	(30)	2,235		3,207	(30)
Add: Deferred tax liabilities (e)	2,803		2,780		2,749		2,719	2,729	1	3	2,803		2,729	3
Total tangible common equity	$147,404		$142,596		$135,577		$132,951	$127,107	3	16	$147,404		$127,107	16

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders' equity	$191,975		$186,590		$181,021		$177,711	$175,042	3	10	$184,352		$173,266	6
Less: Goodwill	48,172		48,158		48,157		48,218	48,225	-	-	48,176		48,632	(1)
Less: Other intangible assets	2,547		2,729		2,923		3,137	3,326	(7)	(23)	2,833		3,632	(22)
Add: Deferred tax liabilities (e)	2,792		2,765		2,734		2,724	2,687	1	4	2,754		2,635	5
Total tangible common equity	$144,048		$138,468		$132,675		$129,080	$126,178	4	14	$136,097		$123,637	10

INTANGIBLE ASSETS (period-end)
Goodwill	$48,175		$48,178		$48,131		$48,208	$48,188	-	-	$48,175		$48,188	-
Mortgage servicing rights	7,614		7,080		7,118		8,039	7,223	8	5	7,614		7,223	5
Purchased credit card relationships	295		409		466		535	602	(28)	(51)	295		602	(51)
All other intangibles	1,940		2,232		2,347		2,494	2,605	(13)	(26)	1,940		2,605	(26)
Total intangibles	$58,024		$57,899		$58,062		$59,276	$58,618	-	(1)	$58,024		$58,618	(1)

DEPOSITS (period-end)
U.S. offices:
Noninterest-bearing	$380,320		$363,388		$348,510		$343,299	$346,670	5	10	$380,320		$346,670	10
Interest-bearing	552,106		509,407		506,656		521,323	504,864	8	9	552,106		504,864	9
Non-U.S. offices:
Noninterest-bearing	17,845		16,192		17,123		16,276	18,790	10	(5)	17,845		18,790	(5)
Interest-bearing	243,322		250,624		243,597		247,614	257,482	(3)	(5)	243,322		257,482	(5)
Total deposits	$1,193,593		$1,139,611		$1,115,886		$1,128,512	$1,127,806	5	6	$1,193,593		$1,127,806	6

(a)
The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. The Tier 1 common capital ratio, a non-GAAP financial measure, is Tier 1 common capital divided by risk-weighted assets. For further discussion of the Tier 1 common capital ratio, see page 42.

(b)
The Firm's risk-weighted assets for all periods in 2012 include an adjustment to reflect regulatory guidance regarding a limited number of market risk models used for certain positions held by the Firm, including the synthetic credit portfolio. For further discussion, see pages 59-62 of JPMorgan Chase's third quarter 2012 Form 10-Q.

(c)
Adjusted average assets, for purposes of calculating the leverage ratio, includes total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of certain equity investments that are subject to deductions from Tier 1 capital.

(d)	For further discussion of TCE, see page 42.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

(g)
At December 31, 2012, TruPS included in Tier 1 capital were $10.2 billion. Had these securities been excluded from the calculation at December 31, 2012, Tier 1 capital would have been $149.8 billion and the Tier 1 capital ratio would have been 11.8%.

(h)	These capital-related data were revised to agree with the final data as published in regulatory filings with the Federal Reserve. The previously reported capital ratios did not change.

(i)	Approximately $9 billion of outstanding TruPS were excluded from Tier 1 capital as of June 30, 2012, since these securities were redeemed on July 12, 2012.

JPMORGAN CHASE & CO.
MORTGAGE REPURCHASE LIABILITY
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q12 Change				2012 Change
	4Q12	3Q12	2Q12	1Q12	4Q11	3Q12	4Q11	2012	2011	2011
MORTGAGE REPURCHASE LIABILITY (a)(b)
Summary of changes in mortgage repurchase liability:
Repurchase liability at beginning of period	$3,099	$3,293	$3,516	$3,557	$3,616	(6)%	(14)%	$3,557	$3,285	8%
Realized losses (c)	(267)	(268)	(259)	(364)	(462)	-	42	(1,158)	(1,263)	8
Provision (d)	(21)	74	36	323	403	NM	NM	412	1,535	(73)
Repurchase liability at end of period	$2,811	$3,099	$3,293	$3,516	$3,557	(9)	(21)	$2,811	$3,557	(21)

Outstanding repurchase demands and unresolved mortgage
insurance rescission notices by counterparty type: (e)
GSEs	$1,166	$1,533	$1,646	$1,868	$1,682	(24)	(31)	$1,166	$1,682	(31)
Mortgage insurers	1,014	1,036	1,004	1,000	1,034	(2)	(2)	1,014	1,034	(2)
Other (f)	887	1,697	981	756	663	(48)	34	887	663	34
Overlapping population (g)	(86)	(150)	(125)	(116)	(113)	43	24	(86)	(113)	24
Total	$2,981	$4,116	$3,506	$3,508	$3,266	(28)	(9)	$2,981	$3,266	(9)

Quarterly mortgage repurchase demands received by loan
origination vintage: (e)
Pre-2005	$42	$33	$28	$41	$39	27	8	$144	$120	20
2005	42	103	65	95	55	(59)	(24)	305	357	(15)
2006	292	963	506	375	315	(70)	(7)	2,136	1,068	100
2007	241	371	420	645	804	(35)	(70)	1,677	2,297	(27)
2008	114	196	311	361	291	(42)	(61)	982	1,164	(16)
Post-2008	87	124	191	124	81	(30)	7	526	417	26
Total	$818	$1,790	$1,521	$1,641	$1,585	(54)	(48)	$5,770	$5,423	6

(a)
For further details regarding the Firm's mortgage repurchase liability, see Mortgage repurchase liability on pages 115-118 and Note 29 on pages 283-289 of JPMorgan Chase's 2011 Annual Report; and Mortgage repurchase liability on pages 55-58 and Note 21 on pages 192-196 of JPMorgan Chase's third quarter 2012 Form 10-Q.

(b)	Mortgage repurchase demands associated with private-label securitizations are separately evaluated by the Firm in establishing its litigation reserves.

(c)
Includes principal losses and accrued interest on repurchased loans, “make-whole” settlements, settlements with claimants, and certain related expense. Make-whole settlements were $137 million, $94 million, $107 million, $186 million and $237 million for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, and $524 million and $640 million for full year 2012 and 2011, respectively.

(d)
Included $27 million, $30 million, $28 million, $27 million and $17 million of provision related to new loan sales for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, and $112 million and $52 million for full year 2012 and 2011, respectively.

(e)	Excludes amounts related to Washington Mutual.

(f)
Represents repurchase demands received from parties other than the GSEs that have been presented to the Firm by trustees who assert authority to present such claims under the terms of the underlying sale or securitization agreement, and excludes repurchase demands asserted in or in connection with pending repurchase litigation.

(g)
Because the GSEs and others may make repurchase demands based on mortgage insurance rescission notices that remain unresolved, certain loans may be subject to both an unresolved mortgage insurance rescission notice and an outstanding repurchase demand.

JPMORGAN CHASE & CO.
PER SHARE-RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q12 Change						2012 Change
	4Q12	3Q12	2Q12		1Q12	4Q11	3Q12	4Q11	2012		2011		2011
EARNINGS PER SHARE DATA
Basic earnings per share:
Net income	$5,692	$5,708	$4,960		$4,924	$3,728	-%	53%	$21,284		$18,976		12%
Less: Preferred stock dividends	175	163	158		157	157	7	11	653		629		4
Net income applicable to common equity	5,517	5,545	4,802		4,767	3,571	(1)	54	20,631		18,347		12
Less: Dividends and undistributed earnings allocated to
participating securities	195	199	168		190	146	(2)	34	754		779		(3)
Net income applicable to common stockholders	$5,322	$5,346	$4,634		$4,577	$3,425	-	55	$19,877		$17,568		13

Total weighted-average basic shares outstanding	3,806.7	3,803.3	3,808.9		3,818.8	3,801.9	-	-	3,809.4		3,900.4		(2)

Net income per share	$1.40	$1.41	$1.22		$1.20	$0.90	(1)	56	$5.22		$4.50		16

Diluted earnings per share:
Net income applicable to common stockholders	$5,322	$5,346	$4,634		$4,577	$3,425	-	55	$19,877		$17,568		13

Total weighted-average basic shares outstanding	3,806.7	3,803.3	3,808.9		3,818.8	3,801.9	-	-	3,809.4		3,900.4		(2)
Add: Employee stock options, SARs and warrants (a)	14.2	10.6	11.6		14.6	9.8	34	45	12.8		19.9		(36)
Total weighted-average diluted shares outstanding (b)	3,820.9	3,813.9	3,820.5		3,833.4	3,811.7	-	-	3,822.2		3,920.3		(3)

Net income per share	$1.39	$1.40	$1.21		$1.19	$0.90	(1)	54	$5.20		$4.48		16

COMMON SHARES OUTSTANDING
Common shares - at period end	3,804.0	3,799.6	3,796.8		3,822.0	3,772.7	-	1	3,804.0		3,772.7		1
Cash dividends declared per share	$0.30	$0.30	$0.30		$0.30	$0.25	-	20	$1.20		$1.00		20
Book value per share	51.27	50.17	48.40		47.48	46.59	2	10	51.27		46.59		10
Tangible book value per share (c)	38.75	37.53	35.71		34.79	33.69	3	15	38.75		33.69		15
Dividend payout ratio	21%	21%	24%		25%	27%			23%		22%

SHARE PRICE (d)
High	$44.54	$42.09	$46.35		$46.49	$37.54	6	19	$46.49		$48.36		(4)
Low	38.83	33.10	30.83		34.01	27.85	17	39	30.83		27.85		11
Close	43.97	40.48	35.73		45.98	33.25	9	32	43.97		33.25		32
Market capitalization	167,260	153,806	135,661		175,737	125,442	9	33	167,260		125,442		33

COMMON EQUITY REPURCHASE PROGRAM (e)
Aggregate common equity repurchased	$—	$—	$1,437.4	(f)	$216.1	$863.8	-	NM	$1,653.5	(f)	$8,863.5	(f)	(81)
Common equity repurchased	—	—	46.5	(f)	5.5	27.2	-	NM	52.0	(f)	237.0	(f)	(78)
Average purchase price	$—	$—	$30.88	(f)	$39.49	$31.75	-	NM	$31.79	(f)	$37.39	(f)	(15)

(a)
Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and the warrants originally issued in 2008 under the U.S. Treasury's Capital Purchase Program to purchase shares of the Firm's common stock. The aggregate number of shares issuable upon the exercise of such options and warrants was 117 million, 147 million, 159 million, 169 million and 197 million for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, and 148 million and 133 million for full year 2012 and 2011, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)
Tangible book value per share is a non-GAAP financial measure. Tangible book value per share represents the Firm's tangible common equity divided by period-end common shares. For further discussion of this measure, see page 42.

(d)	For additional information on the listing and trading of JPMorgan Chase's common stock, see page 2.

(e)
On March 13, 2012, the Board of Directors authorized a $15 billion common equity (i.e., common stock and warrants) repurchase program, of which up to $12 billion was approved for repurchase in 2012 and up to an additional $3 billion is approved through the end of the first quarter of 2013. This program superseded a $15 billion repurchase program approved on March 18, 2011.

(f)	Included the impact of aggregate repurchases of 18.5 million and 10.2 million warrants during the full year 2012 and 2011, respectively.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm's capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)
In addition to analyzing the Firm's results on a reported basis, management reviews the Firm's results and the results of the lines of business on a “managed” basis. The Firm's definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
The ratio of the allowance for loan losses to period-end loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB's trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the Firm's wholesale allowance coverage ratio.

(c)
Tangible common equity (“TCE”), ROTCE, and Tier 1 common under Basel I and III rules. TCE represents the Firm's common stockholders' equity (i.e., total stockholders' equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm's earnings as a percentage of TCE. Tier 1 common under Basel I and III rules are used by management, along with other capital measures, to assess and monitor the Firm's capital position. TCE and ROTCE are meaningful to the Firm, as well as analysts and investors, in assessing the Firm's use of equity. For additional information on Tier 1 common under Basel I and III, see Regulatory capital on pages 119-123 of JPMorgan Chase's 2011 Annual Report and pages 59-62 of JPMorgan Chase's third quarter 2012 Form 10-Q. In addition, all of the aforementioned measures are useful to the Firm, as well as analysts and investors, in facilitating comparisons with competitors.

(d)
Consumer & Business Banking (“CBB”) uses the overhead ratio (excluding the amortization of core deposit intangibles ("CDI")) to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes CBB's CDI amortization expense related to prior business combination transactions.

(e)
Corporate & Investment Bank provides several non-GAAP financial measures which exclude the impact of DVA on: net revenue, net income, compensation ratio, and return on equity. These measures are used by management to assess the underlying performance of the business and for comparability with peers. The ratio of the allowance for loan losses to period-end loans retained is calculated excluding the impact of trade finance loans and consolidated Firm-administered multi-seller conduits, to provide a more meaningful assessment of CIB's allowance coverage ratio.

JPMORGAN CHASE & CO.
GLOSSARY OF TERMS

Allowance for loan losses to total loans: Represents period-end allowance for loan losses divided by retained loans.

Beneficial interests issued by consolidated VIEs: Represents the interests of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.

Corporate/Private Equity: Includes Private Equity, Treasury and Chief Investment Office, and Corporate Other, which includes other centrally managed expense and discontinued operations.

Fully taxable-equivalent (“FTE”) basis: Total net revenue for each of the business segments and the Firm is presented on a fully taxable-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.

Managed basis: A non-GAAP presentation of financial results that includes reclassifications to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level, because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.

MSR risk management revenue: Includes changes in the fair value of the MSR asset due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.

Net charge-off rate: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.

Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.

NM: Not meaningful.

Overhead ratio: Noninterest expense as a percentage of total net revenue.

Participating securities: Represents unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, "dividends"), which are included in the earnings per share calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends.

Pre-provision profit: Pre-provision profit is total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.

Principal transactions revenue: Principal transactions revenue includes realized and unrealized gains and losses recorded on derivatives, other financial instruments, private equity investments, and physical commodities used in market-making and client-driven activities. In addition, principal transactions revenue also includes certain realized and unrealized gains and losses related to hedge accounting and specified risk management activities including: (a) certain derivatives designated in qualifying hedge accounting relationships (primarily fair value hedges of commodity and foreign exchange risk), (b) certain derivatives used for specified risk management purposes, primarily to mitigate credit risk, foreign exchange risk and commodity risk, and (c) other derivatives, including the synthetic credit portfolio.

JPMORGAN CHASE & CO.
GLOSSARY OF TERMS

Purchased credit-impaired (“PCI”) loans: Represents loans that were acquired in the Washington Mutual transaction and deemed to be credit-impaired on the acquisition date in accordance with FASB guidance. The guidance allows purchasers to aggregate credit-impaired loans acquired in the same fiscal quarter into one or more pools, provided that the loans have common risk characteristics (e.g., product type, LTV ratios, FICO scores, past-due status, geographic location). A pool is then accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows.

Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

Charge-offs are not recorded on PCI loans until actual losses exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. PCI loans as well as the related charge-offs and allowance for loan losses are excluded in the calculation of certain net charge-off rates and allowance coverage ratios. To date, no charge-offs have been recorded for these loans.

Receivables from customers: Predominantly represents margin loans to prime and retail brokerage customers which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets.

Reported basis: Financial statements prepared under U.S. GAAP.

Retained loans: Loans that are held-for-investment, which excludes loans held-for-sale and loans at fair value.

Risk-weighted assets (“RWA”): Risk-weighted assets consist of on- and off-balance sheet assets that are assigned to one of several broad risk categories and weighted by factors representing their risk and potential for default. On-balance sheet assets are risk-weighted based on the perceived credit risk associated with the obligor or counterparty, the nature of any collateral, and the guarantor, if any. Off-balance sheet assets such as lending-related commitments, guarantees, derivatives and other applicable off-balance sheet positions are risk-weighted by multiplying the contractual amount by the appropriate credit conversion factor to determine the on-balance sheet credit equivalent amount, which is then risk-weighted based on the same factors used for on-balance sheet assets. Risk-weighted assets also incorporate a measure for market risk related to applicable trading assets-debt and equity instruments, and foreign exchange and commodity derivatives. The resulting risk-weighted values for each of the risk categories are then aggregated to determine total risk-weighted assets.

Troubled debt restructuring (“TDR”): Occurs when the Firm modifies the original terms of a loan agreement by granting a concession to a borrower that is experiencing financial difficulty.

U.S. GAAP: Accounting principles generally accepted in the United States of America.

Value-at-risk (“VaR”): A statistical risk measure used to estimate the potential loss from adverse market movements in a normal market environment based on recent historical market behavior. For additional information, see Value-at-risk on page 158 of JPMorgan Chase's 2011 Annual Report and page 96 of JPMorgan Chase's Form 10-Q for the quarterly period ended September 30, 2012.

JPMORGAN CHASE & CO.
GLOSSARY OF TERMS

CONSUMER & COMMUNITY BANKING (“CCB”)

Active mobile customers - Users of all mobile platforms, which include: SMS, mobile smartphone and tablet, who have been active in the past 90 days.

Consumer & Business Banking (“CBB”)

Description of selected business metrics within CBB:
Client investment managed accounts - Assets actively managed by Chase
Wealth Management on behalf of clients. The percentage of managed accounts is calculated by dividing managed account assets by total client investment assets.
Client advisors - Investment product specialists, including private client advisors, financial advisors, financial advisor associates, senior financial advisors, independent financial advisors and financial advisor associate trainees, who advise clients on investment options, including annuities, mutual funds, stock trading services, etc., sold by the Firm or by third-party vendors through retail branches, Chase Private Client branches and other channels.
Personal bankers - Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
Sales specialists - Retail branch office and field personnel, including business bankers, relationship managers and loan officers, who specialize in marketing and sales of various business banking products (i.e., business loans, letters of credit, deposit accounts, Chase Paymentech, etc.) and mortgage products to existing and new clients.
Deposit margin/deposit spread: Represents net interest income expressed as a percentage of average deposits.
Chase Liquid® cards - Refers to a prepaid, reloadable card product.

Mortgage Banking

Mortgage Production and Servicing revenue comprises the following:
Net production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans, other production-related fees and losses related to the repurchase of previously-sold loans.
Net mortgage servicing revenue includes the following components:

a)	Operating revenue comprises:

•	Gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees and other ancillary fees; and

•	Modeled MSR asset amortization (or time decay).

b)	Risk management comprises:

•	Changes in MSR asset fair value due to market-based inputs such as interest rates, as well as updates to assumptions used in the MSR valuation model; and

•	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in interest rates to the MSR valuation model.

Mortgage origination channels comprise the following:
Retail - Borrowers who buy or refinance a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by a banker in a Chase branch, real estate brokers, home builders or other third parties.
Wholesale - Third-party mortgage brokers refer loan application packages to the Firm. The Firm then underwrites and funds the loan. Brokers are independent loan originators that specialize in counseling applicants on available home financing options, but do not provide funding for loans. Chase materially eliminated broker-originated loans in 2008, with the exception of a small number of loans guaranteed by the U.S. Department of Agriculture under its Section 502 Guaranteed Loan program that serves low-and-moderate income families in small rural communities.
Correspondent - Banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
Correspondent negotiated transactions (“CNTs”) - Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis (excluding sales of bulk servicing transactions). These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in periods of stable and rising interest rates.

Card, Merchant Services and Auto (“Card”)

Description of selected business metrics within Card:
Card Services includes the Credit Card and Merchant Services businesses.
Merchant Services is a business that processes transactions for merchants.
Total transactions - Number of transactions and authorizations processed for merchants.
Commercial Card provides a wide range of payment services to corporate and public sector clients worldwide through the commercial card products. Services include procurement, corporate travel and entertainment, expense management services, and business-to-business payment solutions.
Sales volume - Dollar amount of cardmember purchases, net of returns.
Open accounts - Cardmember accounts with charging privileges.
Auto origination volume - Dollar amount of auto loans and leases originated.

JPMORGAN CHASE & CO.
GLOSSARY OF TERMS

CORPORATE & INVESTMENT BANK (“CIB”)

Definition of selected CIB revenue:

1.	Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.

2.
Treasury Services includes both transaction services and trade finance.  Transaction services offers a broad range of products and services that enable clients to manage payments and receipts, as well as invest and manage funds. Products include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, and currency related services. Trade finance enables the management of cross-border trade for bank and corporate clients. Products include loans tied directly to goods crossing borders, export/import loans, commercial letters of credit, standby letters of credit, and supply chain finance.

3.
Lending includes net interest income, fees, gains or losses on loan sale activity, gains or losses on securities received as part of a loan restructuring, and the risk management results related to the credit portfolio (excluding trade finance).

4.
Fixed Income Markets primarily include revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets. The results of the synthetic credit portfolio that was transferred from the Chief Investment Office effective July 2, 2012 are reported in this caption.

5.	Equity Markets primarily include revenue related to market-making across global equity products, including cash instruments, derivatives, convertibles and Prime Services.

6.
Securities Services includes primarily custody, fund accounting and administration, and securities lending products sold principally to asset managers, insurance companies and public and private investment funds. Also includes clearance, collateral management & depositary receipts business which provides broker-dealer clearing and custody services, including tri-party repo transactions, collateral management products, and depositary bank services for American and global depositary receipt programs.

7.
Credit Adjustments & Other primarily includes net credit portfolio credit valuation adjustments (“CVA”) and its associated hedging activities; debit valuation adjustments (“DVA”) related to both structured notes and derivatives; and nonperforming derivative receivable results effective in the first quarter of 2012 and thereafter.

Description of certain business metrics:

1.
Client deposits & other third-party liability balances pertain to the Treasury Services and Securities Services businesses, and include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements) as part of client cash management programs.

2.	Assets under custody (“AUC”) represents activities associated with the safekeeping and servicing of assets on which Securities Services earns fees.

JPMORGAN CHASE & CO.
GLOSSARY OF TERMS

COMMERCIAL BANKING (“CB”)

CB Client Segments:

1.	Middle Market Banking covers corporate, municipal, financial institution and not-for-profit clients, with annual revenue generally ranging between $20 million and $500 million.

2.	Corporate Client Banking covers clients with annual revenue generally ranging between $500 million and $2 billion and focuses on clients that have broader investment banking needs.

3.	Commercial Term Lending primarily provides term financing to real estate investors/owners for multi-family properties as well as financing office, retail and industrial properties.

4.	Real Estate Banking provides full-service banking to investors and developers of institutional-grade real estate properties.

5.	Other primarily includes lending and investment activity within the Community Development Banking and Chase Capital businesses.

CB Revenue:

1.
Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures, leases, commercial card products and standby letters of credit.

2.
Treasury services includes revenue from a broad range of products and services (as defined by Treasury Services revenue in the CIB description of revenue) that enable CB clients to manage payments and receipts, as well as invest and manage funds.

3.
Investment banking includes revenue from a range of products providing CB clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through advisory, equity underwriting, and loan syndications. Revenue from Fixed income and Equity market products (as defined by Fixed Income Markets and Equity Markets revenue in the CIB description of revenue) available to CB clients is also included.

4.	Other product revenue primarily includes tax-equivalent adjustments generated from Community Development Banking activity and certain income derived from principal transactions.

Description of selected business metrics within CB:

1.
Client deposits and other third-party liability balances include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements) as part of client cash management programs.

2.	Investment banking revenue, gross represents total revenue related to investment banking products sold to CB clients.

ASSET MANAGEMENT (“AM”)

Assets under management - Represent assets actively managed by AM on behalf of Private Banking, Institutional and Retail clients. Includes “committed capital not called,” on which AM earns fees.

Assets under supervision - Represent assets under management, as well as custody, brokerage, administration and deposit accounts.

Multi-asset - Any fund or account that allocates assets under management to more than one asset class (e.g., long-term fixed income, equity, cash, real assets, private equity or hedge funds).

Alternative assets - The following types of assets constitute alternative investments - hedge funds, currency, real estate and private equity.

AM's client segments comprise the following:
Private Banking includes investment advice and wealth management services to high- and ultra-high-net-worth individuals, families, money managers, business owners and small corporations worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
Institutional includes comprehensive global investment services - including asset management, pension analytics, asset/liability management and active risk budgeting strategies - to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
Retail includes worldwide investment management services and retirement planning and administration through third-parties and direct distribution of a full range of investment vehicles.

Pretax margin: Represents income before income tax expense divided by total net revenue, which is, in management's view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of AM against the performance of their respective competitors.

JPMORGAN CHASE & CO.
REVISED FINANCIAL DISCLOSURE

On December 4, 2012, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) furnished the U.S. Securities and Exchange Commission with a Current Report on Form 8-K to provide supplemental financial disclosures related to the reorganization of its business segments. The reorganization became effective in the fourth quarter of 2012. As a result of the reorganization:

▪
Consumer business segment change. The Retail Financial Services (“RFS”) and Card Services & Auto (“Card”) business segments were combined to form one business segment called Consumer & Community Banking (“CCB”).

▪
Wholesale business segment change. The Investment Bank (“IB”) and Treasury & Securities Services (“TSS”) business segments were combined to form one business segment called Corporate & Investment Bank (“CIB”).

▪
The Firm’s other business segments, Commercial Banking (“CB”) and Asset Management (“AM”), were not affected by the aforementioned changes. A technology function supporting online and mobile banking was transferred from Corporate/Private Equity (“Corp/PE”) to the CCB business segment. This transfer did not materially affect the results of either the CCB business segment or Corp/PE.

The page that follows provides a summary mapping of the Firm’s prior and current business segments.

JPMORGAN CHASE & CO.
REVISED FINANCIAL DISCLOSURE

JPMorgan Chase
Prior Reporting
Consumer Businesses
Wholesale Businesses
Retail Financial Services
Consumer & Business Banking
Mortgage Banking
Mortgage Production and Servicing
Real Estate Portfolios
Card Services & Auto
Card Services
Credit Card
Merchant Services
Auto
Student
Investment Bank
Investment Banking
Fixed Income Markets
Equity Markets
Credit Portfolio
Treasury & Securities Services
Worldwide Securities Services
Treasury Services
Commercial Banking
Asset Management
Corporate/ Private Equity*
Current Reporting
Consumer & Community Banking*
Consumer & Business Banking*
Consumer Banking
Business Banking
Mortgage Banking
Mortgage Production and Servicing
Real Estate Portfolios
Card, Merchant Services & Auto
Card Services
Credit Card
Merchant Services
Auto & Student
Corporate & Investment Bank
Banking
Investment Banking
Treasury Services
Lending
Markets & Investor Services
Fixed Income Markets
Equity Markets
Securities Services
Credit Adjustments & Other
Commercial Banking
Asset Management
Corporate/ Private Equity*

* A technology function supporting online and mobile banking was transferred from Corp/PE to the CCB business segment.